        AS FILED WITH THE SECURITIES EXCHANGE COMMISSION MARCH 29, 1996

                                                       REGISTRATION NOS. 2-21657
                                                                        811-1228
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                 /X/
      POST-EFFECTIVE AMENDMENT NO. 73                                  /X/
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                         /X/
      AMENDMENT NO. 27                                                 /X/


               VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (708) 684-6000



                             RONALD A. NYBERG, ESQ.

            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------


                                   COPIES TO:


                             WAYNE W. WHALEN, ESQ.


                              THOMAS A. HALE, ESQ.


                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM


                             333 WEST WACKER DRIVE


                            CHICAGO, ILLINOIS 60606


                                 (312) 407-0700



     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable following effectiveness of this Registration Statement.


It is proposed that this filing will become effective:

     /X/  immediately upon filing pursuant to paragraph (b)


     / /  on (date) pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)(i)
     / /  on (date) pursuant to paragraph (a)(i)
     / /  75 days after filing pursuant to paragraph (a)(ii)
     / /  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate check the following:

     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                       DECLARATION PURSUANT TO RULE 24F-2



REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES AND INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A FORM 24F-2 FOR ITS FISCAL YEAR ENDING NOVEMBER 30, 1996 ON OR ABOUT JANUARY 29, 1997.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

                             CROSS REFERENCE SHEET




FORM N-1A ITEM                                                  PROSPECTUS CAPTION
--------------                                                  ------------------
PART A
------
  1.  Cover Page.................................  Cover Page
  2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                     Expenses; Annual Fund Operating Expenses
                                                     and Example
  3.  Condensed Financial Information............  Financial Highlights
  4.  General Description of Registrant..........  The Fund; Investment Objective and
                                                     Policies; Investment Practices; Description
                                                     of Shares of the Fund
  5.  Management of the Fund.....................  The Fund; Investment Practices; Investment
                                                     Advisory Services; Inside Back Cover
  6.  Capital Stock and Other Securities.........  The Fund; Alternative Sales Arrangements;
                                                     Shareholder Services; Distribution Plans;
                                                     Redemption of Shares; Distributions From
                                                     the Fund; Tax Status; Description of
                                                     Shares of the Fund; Inside Back Cover
  7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                     Shares; Shareholder Services;
                                                     Distribution Plans
  8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
  9.  Pending Legal Proceedings..................  Inapplicable


PART B                                                 STATEMENT OF ADDITIONAL INFORMATION
------                                                 -----------------------------------
 10.  Cover Page.................................  Cover Page
 11.  Table of Contents..........................  Table of Contents
 12.  General Information and History............  General Information
 13.  Investment Objectives and Policies.........  Investment Objective and Policies; Options,
                                                     Futures Contracts and Related Options;
                                                     Investment Restrictions; Portfolio
                                                     Turnover
 14.  Management of the Fund.....................  General Information; Trustees and Officers;
                                                     Investment Advisory Agreement
 15.  Control Persons and Principal Holders of
        Securities...............................  General Information; Trustees and Officers;
                                                     Investment Advisory Agreement
 16.  Investment Advisory and Other Services.....  Investment Advisory Agreement; Distributor;
                                                     Distribution Plans; Transfer Agent;
                                                     Portfolio Transactions and Brokerage;
                                                     Other Information
 17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
 18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
 19.  Purchase, Redemption and Pricing of
        Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                     and Redemption of Shares; Exchange
                                                     Privilege
 20.  Tax Status.................................  Dividends, Distributions and Federal Taxes
 21.  Underwriters...............................  Distributor
 22.  Calculation of Performance Data............  Fund Performance
 23.  Financial Statements.......................  Financial Statements

PART C
------
     Information required to be included in Part C is set forth under the appropriate item in Part C of this registration statement.


--------------------------------------------------------------------------------
VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


  Van Kampen American Capital Growth and Income Fund (the "Fund") is a mutual fund seeking income and long-term growth of capital. The Fund invests principally in income-producing equity securities, including common stocks and convertible securities. Investments are also made in non-convertible preferred stocks and debt securities. There is no assurance that the Fund will achieve its investment objective.



    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is
(800) 421-5666.

                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated March 29, 1996, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 772-8889.

                               ------------------

                        VAN KAMPEN AMERICAN CAPITAL (SM)

                               ------------------

                    THIS PROSPECTUS IS DATED MARCH 29, 1996.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    5
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Fund.........................................................   10
Investment Objective and Policies................................   10
Investment Practices.............................................   11
Investment Advisory Services.....................................   16
Alternative Sales Arrangements...................................   17
Purchase of Shares...............................................   21
Shareholder Services.............................................   30
Redemption of Shares.............................................   34
Distribution Plans...............................................   38
Distributions from the Fund......................................   40
Tax Status.......................................................   40
Fund Performance.................................................   41
Description of Shares of the Fund................................   43
Additional Information...........................................   44


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Growth and Income Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust.


MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVE. Income and long-term growth of capital. See "Investment Objective and Policies."



INVESTMENT POLICY. Invests principally in income-producing equity securities including common stock and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities. Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Related Options."


INVESTMENT RESULTS. The investment results of the Fund during the past 10 years are shown in the table of "Financial Highlights."


ALTERNATIVE SALES ARRANGEMENTS. The Fund offers 3 classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."



  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution Plans."



  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 5.00% of redemption proceeds on redemptions made within the first year after purchase, and such charge declines each year thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution Plans." Class B shares will convert automatically to Class A shares 6 years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



  Class C Shares. Class C shares are offered at net asset value per share and are subject to a contingent deferred sales charge of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution Plans." Class C shares will convert automatically to Class A shares 10 years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") is the distributor of the Fund's shares.



DISTRIBUTIONS FROM THE FUND. Income dividends are distributed quarterly, normally in March, June, September and December. Any taxable net realized capital gains are distributed annually. Such distributions are automatically reinvested in shares of the Fund at net asset value per share (without a sales charge) unless payment in cash is requested. See "Distributions from the Fund."


    The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------


                                  CLASS A        CLASS B         CLASS C
                                  SHARES         SHARES          SHARES
                                 ---------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............   5.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)..........    None(2)   Year 1--5.00%   Year 1--1.00%
                                              Year 2--4.00%    After--None
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed)...........    None          None            None
Exchange fee....................    None          None            None


------------------------------------------------------------------------------
(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                           CLASS A     CLASS B     CLASS C
                                           SHARES      SHARES      SHARES
                                          ---------   ---------   ---------
Management Fees (as a percentage of
  average daily net assets).............    0.46%      0.46%       0.46%
12b-1 Fees (as a percentage of average
  daily net assets)(1)..................    0.19%      1.00% (2)   1.00% (2)
Other Expenses (as a percentage of
  average daily net assets).............    0.50%      0.53%       0.51%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets)...............................    1.15%      1.99%       1.97%


------------------------------------------------------------------------------

(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution Plans."



(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 1.15% for
 Class A shares, 1.99% for Class B shares
 and 1.97% for Class C shares, (ii) a
 5.00% annual return and (iii) redemption
 at the end of each time period:
    Class A...............................    $69    $ 92    $117    $189
    Class B...............................    $72    $ 95    $125    $190*
    Class C...............................    $30    $ 62    $106    $230
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A...............................    $69    $ 92    $117    $189
    Class B...............................    $20    $ 62    $107    $190*
    Class C...............................    $20    $ 62    $106    $230


------------------------------------------------------------------------------

* Based on conversion to Class A shares after 6 years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and are included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the Securities and Exchange Commission (the "SEC") to utilize a 5.00% annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the Fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution Plans."

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS   (Selected data for a share of beneficial interest
outstanding throughout each of the periods indicated)

--------------------------------------------------------------------------------


  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                CLASS A SHARES
                                                      -------------------------------------------------------------------
                                                                            YEAR ENDED NOVEMBER 30
                                                      -------------------------------------------------------------------
                                                       1995        1994        1993        1992        1991        1990
                                                      -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.................  $12.26      $14.08      $13.42      $11.69      $ 9.93      $11.71
                                                      -------     -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income...................................     .43         .43         .42         .46         .52         .45
 Expenses............................................    (.15)       (.14)       (.15)      (.145)       (.13)       (.12)
                                                      -------     -------     -------     -------     -------     -------
Net investment income................................     .28         .29         .27        .315         .39         .33
Net realized and unrealized gain (loss) on
 securities..........................................   3.455      (.1025)       1.52       1.785        1.73       (1.12)
                                                      -------     -------     -------     -------     -------     -------
Total from investment operations.....................   3.735       .1875        1.79        2.10        2.12        (.79)
                                                      -------     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS FROM
 Net investment income...............................  (.2925)       (.27)     (.2825)       (.37)       (.36)     (.3125)
 Net realized gain on securities.....................  (.8925)    (1.7375)     (.8475)      --          --         (.6775)
                                                      -------     -------     -------     -------     -------     -------
Total distributions..................................  (1.185)    (2.0075)      (1.13)       (.37)       (.36)       (.99)
                                                      -------     -------     -------     -------     -------     -------
Net asset value, end of period.......................  $14.81      $12.26      $14.08      $13.42      $11.69      $ 9.93
                                                      ========    ========    ========    ========    ========    ========
TOTAL RETURN(3)......................................  33.34%       1.21%      14.34%      18.25%      21.59%      (7.29%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).................  $381.6      $205.4      $204.3      $177.8      $157.1      $143.6
Ratios to average net assets
 Expenses............................................   1.15%       1.16%       1.16%       1.15%       1.14%       1.13%
 Net investment income...............................   2.24%       2.25%       2.15%       2.46%       3.40%       3.08%
Portfolio turnover rate..............................    108%        102%        134%         78%         89%        111%

                                                                       CLASS A SHARES
                                                      -----------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30
                                                      -----------------------------------------------
                                                       1989        1988        1987        1986
                                                      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.................   $10.52      $10.19      $12.04      $11.01
                                                       -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income...................................      .32         .29         .32         .35
 Expenses............................................     (.10)       (.08)       (.09)       (.09)
                                                       -------     -------     -------     -------
Net investment income................................      .22         .21         .23         .26
Net realized and unrealized gain (loss) on
 securities..........................................    1.805       1.875        (.52)      1.275
                                                       -------     -------     -------     -------
Total from investment operations.....................    2.025       2.085        (.29)      1.535
                                                       -------     -------     -------     -------
LESS DISTRIBUTIONS FROM
 Net investment income...............................     (.22)       (.22)     (.2175)      (.385)
 Net realized gain on securities.....................    (.615)     (1.535)    (1.3425)       (.12)
                                                       -------     -------     -------     -------
Total distributions..................................    (.835)     (1.755)      (1.56)      (.505)
                                                       -------     -------     -------     -------
Net asset value, end of period.......................   $11.71      $10.52      $10.19      $12.04
                                                       ========    ========    ========    ========
TOTAL RETURN(3)......................................   20.50%      21.36%      (3.25%)     14.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).................   $175.6      $165.7      $152.1      $151.5
Ratios to average net assets
 Expenses............................................     .88%        .84%        .71%        .76%
 Net investment income...............................    1.90%       2.01%       1.82%       2.12%
Portfolio turnover rate..............................      34%         23%         49%         45%


                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                       CLASS B SHARES                                 CLASS C SHARES
                                            -------------------------------------         ---------------------------------------
                                                                           AUGUST                                          AUGUST
                                                                             2,                                              2,
                                                  YEAR ENDED               1993(1)               YEAR ENDED                1993(1)
                                                 NOVEMBER 30               TO                   NOVEMBER 30                TO
                                            ----------------------         NOVEMBER 30,   ------------------------      NOVEMBER 30,
                                            1995(2)         1994           1993(2)        1995(2)           1994           1993(2)
                                            ------         -------         ------         --------         -------         ------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period......  $12.25          $14.07         $13.64           $12.26          $14.07         $13.64
                                            ------         -------         ------         --------         -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Investment income.......................     .43             .40            .14              .44             .40            .14
  Expenses................................    (.26)           (.23)          (.08)            (.26)           (.23)          (.08)
                                            ------         -------         ------         --------         -------         ------
Net investment income.....................     .17             .17            .06              .18             .17            .06
Net realized and unrealized gain (loss) on
  securities..............................   3.455          (.1025)         .4175            3.445          (.0925)         .4175
                                            ------         -------         ------         --------         -------         ------
Total from investment operations..........   3.625           .0675          .4775            3.625           .0775          .4775
                                            ------         -------         ------         --------         -------         ------
LESS DISTRIBUTIONS FROM
  Net investment income...................  (.2125)           (.15)        (.0475)          (.2125)           (.15)        (.0475)
  Net realized gain on securities.........  (.8925)        (1.7375)          --             (.8925)        (1.7375)          --
                                            ------         -------         ------         --------         -------         ------
  Total distributions.....................  (1.105)        (1.8875)        (.0475)          (1.105)        (1.8875)        (.0475)
                                            ------         -------         ------         --------         -------         ------
Net asset value, end of period............  $14.77          $12.25         $14.07           $14.78          $12.26         $14.07
                                            ======         =======         ======         ========         =======         ======
TOTAL RETURN(3)...........................  32.15%            .36%          3.50%           32.23%            .36%          3.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)......   $98.4           $18.5           $1.7            $10.4            $3.5           $0.6
Ratios to average net assets (annualized)
  Expenses................................   1.99%           2.02%          2.02%            1.97%           2.01%          2.00%
  Net investment income...................   1.25%           1.51%          1.51%            1.35%           1.50%          1.56%
Portfolio turnover rate...................    108%            102%           134%             108%            102%           134%


---------------
(1) Commencement of offering of sales.

(2) Based on average shares outstanding.


(3) Total returns for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.



  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.


------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The Fund's investment objective, which cannot be changed without shareholder approval, is income and long-term growth of capital. Since investment in securities involves potential gain or loss, there is no assurance that the Fund's objective will be achieved.


  In view of the investment objective, the Fund generally invests principally in income-producing equity securities including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," i.e., within the four highest grades assigned by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in rating does not require the Fund to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The market prices of preferred stocks and debt securities generally fluctuate with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The Fund may also invest in warrants and in securities of newly-formed companies and in investment companies. The Fund may enter into repurchase agreements with domestic banks and broker-dealers which involves certain risks or may lend portfolio securities on a fully collateralized basis. See "Investment Practices." When deemed appropriate for temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government securities and investment grade corporate debt securities.

  The Fund may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include: a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. The Fund will not invest in repurchase agreements maturing in more than 7 days if any such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of its net assets. In the event of the bankruptcy of the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities, and the Fund could incur a loss if the value of the underlying securities declines.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



  LENDING OF SECURITIES. The Fund may lend its portfolio securities to broker-dealers and other financial institutions in an amount up to 10% of the total assets, provided that such loans are callable at any time by the Fund, and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield after payment of lending fees. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Accordingly, loans of portfolio securities will only be made to borrowers considered by the Adviser to be creditworthy.

  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The Fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets.

  In times of stable or rising security prices, the Fund generally seeks to obtain maximum exposure to the securities markets, i.e., to be "fully invested." Nevertheless, even when the Fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with security market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing futures contracts, however, the Fund can compensate for the cash portion of its assets and obtain equivalent performance to investing 100% of its assets in equity securities.

  If the Adviser forecasts a market decline, the Fund may take a defensive position, reducing its exposure to the securities markets by increasing its cash position. By selling futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sale of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

  As an alternative to selling stock index futures contracts, the Fund can purchase stock index puts (or stock index futures puts) to hedge the portfolio's risk in a declining market. Since the value of a put increases as the index declines below a specified level, the portfolio's value is protected against a market decline to the degree the performance of the index correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

  In certain cases the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities.

  POTENTIAL RISKS OF OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in underlying securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. The Fund may write or purchase options in privately negotiated transactions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option purchased by the Fund is considered an illiquid security. Any OTC Option written by the Fund is with a qualified dealer pursuant to an agreement under which the Fund may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price exceeds the intrinsic value of the option. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts thereon by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 10% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than 7 days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and related options is contained in the Statement of Additional Information.


  FOREIGN SECURITIES. The Fund may invest up to 15% of its total assets in securities of foreign governments and companies. Such securities may be subject to foreign government taxes which would reduce the income yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns, fluctuating exchange rates and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

  PORTFOLIO TURNOVER. The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been held. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights." The rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions. To the extent short-term trading results in realization of gains on securities held one year or less, shareholders are subject to taxes at ordinary income rates.

  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.


  INVESTMENT IN INVESTMENT COMPANIES. The Fund may invest in a separate investment company, Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund"), that invests in a broad selection of small capitalization securities. The shares of the Small Cap Fund are available for investment only by certain Van Kampen American Capital funds. The Adviser believes that the use of the Small Cap Fund provides the Fund with the most effective exposure to the performance of the small capitalization sector of the stock market while at the same time minimizing costs. The Small Cap Fund does not pay advisory fees, nor are there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Small Cap Fund are borne by it, and thus indirectly by the Van Kampen American Capital funds that invest in it. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund will result in cost savings for the Fund and other Van Kampen American Capital funds. In large part these savings will be attributable to the fact that administrative actions that would have to be performed multiple times if each

Van Kampen American Capital fund held its own portfolio of small capitalization stocks will need to be performed only once. The Adviser expects that the Small Cap Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization stocks were purchased separately for the Fund and other Van Kampen American Capital funds.

  The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies.


  For purposes of reviewing the Fund's portfolio diversification, the Fund will be deemed to own its pro rata portion of the investments of the Small Cap Fund. For example, if the Fund's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Fund would be considered to have an investment of $500,000 in the electronics industry.



  INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which, like the investment objective, may not be changed without approval by a majority vote (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding shares of the Fund. These restrictions provide, among other things, that the Fund may not:


    1. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.


    2. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 10% of the value of the Fund's net assets would be invested in such securities provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.



  In addition to the foregoing, the Fund has adopted additional investment restrictions which may be changed by the Trustees without a vote of shareholders. One of these restrictions provides that the Fund may not invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than 7 days.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.



  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 13% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.



  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund as follows:



                AVERAGE DAILY NET ASSETS           % PER ANNUM
        ----------------------------------------  --------------
        First $150 million......................  0.50 of 1.00%
        Next $100 million.......................  0.45 of 1.00%
        Next $100 million.......................  0.40 of 1.00%
        Over $350 million.......................  0.35 of 1.00%

Under the Advisory Agreement the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.


  From time to time as the Adviser and/or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors/trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


  PORTFOLIO MANAGEMENT. Mr. James Gilligan has been primarily responsible for the day-to-day management of the Fund's investment portfolio since January 1990. Mr. Gilligan has been Vice President of the Adviser since March 1990 and has been Vice President of Van Kampen American Capital Investment Advisory Corp. since June 1995.


------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.


  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."


  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within 5 years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares." Class B shares will convert automatically to Class A shares 6 years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class B shares.



  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares." Class C shares will automatically convert to Class A shares 10 years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class C shares.



  CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares 6 or 10 years, respectively, after the end of the calendar month in which the shares were purchased and will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares, as the case may be, from the burden of the ongoing distribution fee.


  For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid on Class B shares and Class C shares in a shareholder's Fund account will be considered to be held in a separate sub-account.

Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares or Class C shares in the sub-account will also convert to Class A shares.



  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending 6 or 10 years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.



  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares or Class C shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value, as described herein under "Purchase of Shares -- Class A Shares." It is presently the policy of the Distributor not to accept any order in an amount of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares.



  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for 10 years or more, the relative value upon liquidation of the 3 classes tends to favor Class A shares or Class B shares, rather than Class C shares.


  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.


  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within 5 years or 1 year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution Plans."



  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day except that the distribution fees and any incremental transfer agency costs relating to Class B shares and Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of other mutual funds distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."

------------------------------------------------------------------------------

PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL


  The Fund offers 3 classes of shares to the general public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



  Shares of the Fund may be purchased on any business day through authorized dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital ("ACCESS"). When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.



  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class by the total number of shares of the class outstanding.


  Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Short-term securities are valued in the manner described in the Statement of Additional Information.


  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.



  Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee and/or service fee is paid which relate to a specific class, and (iii) Class B shares and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. See "Distribution Plans" and "Shareholder Services." The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediaries at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A Shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1996 and terminating on April 15, 1996. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                    REALLOWED TO
                                         AS % OF        AS % OF      DEALERS (AS
              SIZE OF                   OFFERING      NET AMOUNT    % OF OFFERING
             INVESTMENT                   PRICE        INVESTED        PRICE)
------------------------------------------------------------------------------
Less than $50,000                         5.75%          6.10%          5.00%
$50,000 but less than $100,000......      4.75%          4.99%          4.00%
$100,000 but less than $250,000.....      3.75%          3.90%          3.00%
$250,000 but less than $500,000.....      2.75%          2.83%          2.25%
$500,000 but less than $1,000,000...      2.00%          2.04%          1.75%
$1,000,000 or more* ................        *              *              *
------------------------------------------------------------------------------



* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions within one year of the purchase. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses.

  A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.



  In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.



  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretation of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.


QUANTITY DISCOUNTS

  Investors purchasing Class A shares may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their authorized dealers, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealers or the Distributor.


  A person eligible for a reduced sales charge includes an individual, their spouse and minor children and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.



  Volume Discounts. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


  Cumulative Purchase Discount. The size of investment in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.


  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over the 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.


OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the

Fund at net asset value, and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their securities broker, dealer, financial intermediary or the Distributor.



  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.


  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.


  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.


  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Service Organizations through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.


  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.


  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.



  (9) Participants with accounts in any 403(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: 1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

  The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.


  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer or financial institution may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Service Organizations will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES


  Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within 5 years of purchase are subject to a contingent deferred sales charge at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.


  The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

------------------------------------------------------------------------------

                                          CONTINGENT DEFERRED SALES
                                                   CHARGE
                                             AS A PERCENTAGE OF
                                          DOLLAR AMOUNTS SUBJECT TO
YEAR SINCE PURCHASE                                CHARGE

------------------------------------------------------------------------------

First................................               5.00%
Second...............................               4.00%
Third................................               3.00%
Fourth...............................               2.50%
Fifth................................               1.50%
Sixth................................                None


------------------------------------------------------------------------------

  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over 5 years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the 5-year period.



  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).



  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.


CLASS C SHARES


  Class C shares are offered at the next determined net asset value. Class C shares which are redeemed within the first year of purchase are subject to a contingent deferred sales charge of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.


  In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and second, of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.


  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers and other Service Organizations at the time of purchase. Authorized dealers and other Service Organizations will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase.

Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to Service Organizations that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The contingent deferred sales charge is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.


------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of those services.


  INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds may receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.


  SHARE CERTIFICATES. As a rule, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to the ACCESS. On the date the letter is received the ACCESS will calculate no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest predetermined amounts in shares of the Fund. Additional information is available from the Distributor or authorized dealers.


  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP, and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.



  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 772-8887 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A,

Class B or Class C account in the Fund invested into a pre-existing Class A, Class B or Class C account in any of the Participating Funds, Tax Free Money Fund or Reserve Fund.



  Both accounts must be of the same type, either non-retirement or retirement. Any 2 non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.



  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund, other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of any other fund without sales charge, provided that shares of certain Van Kampen American Capital fixed-income funds are subject to a 30-day holding period requirement before exchange. Shares of Government Target may be exchanged for Class A shares of the Fund without sales charge. Class A shares of Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of Tax Free Money Fund or Reserve Fund acquired through an exchange of Class B shares or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a contingent deferred sales charge. Shares of any Participating Fund, Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B or Class C shares of a Participating Fund may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Additional funds may be added from time to time as a Participating Fund.


  Class B and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Van Kampen American Capital fund that offers shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. For purposes of computing the contingent deferred sales charge payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B or Class C shareholders would remain subject to the contingent deferred sales charge imposed by the original fund upon their redemption from the Van Kampen American Capital complex of funds. The contingent deferred sales charge is based on the holding period requirement of the original Fund.


  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.



  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. See "Purchase of Shares" and "Redemption of Shares." If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options (except fund to fund dividends) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."


  Class B and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholders' investment at the time the election to participate in the plan is made. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under this plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------


  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.



  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a contingent deferred sales charge. In addition, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more and for certain qualified 401(k) retirement plans. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. See "Purchase of Shares." A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.


  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association, or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P. O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.


  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received in proper form. Payment for shares redeemed will be made by check mailed within 7 days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms the purchase check has cleared, usually a period of 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified herein. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures previously set forth, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record of the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption.

This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.



  In cases of disability, the contingent deferred sales charge on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.


  REINSTATEMENT PRIVILEGE. A Class A or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION PLANS
------------------------------------------------------------------------------


  Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") and servicing its shareholders in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to Rule 12b-1, the Trustees of the Fund and the shareholders of each class have adopted 3 distribution plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." Each distribution plan is in compliance with the Rules of Fair Practice of the NASD ("NASD Rules") applicable to mutual fund sales charges. The NASD Rules regulate the distribution and service charges that a mutual fund may impose on a class of shares. The Distributor uses the Class A, Class B and Class C service fees to compensate authorized dealers for personal service and/or the maintenance of shareholder accounts.



  Under the Class A Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Such payments to the Distributor under the Class A Plan are based on an annual percentage of the value of Class A shares held in shareholder accounts for which authorized dealers are responsible at the rates of 0.15% annually with respect to Class A shares in such accounts on September 29, 1989 and 0.25% annually with respect to Class A shares issued after that date.



  Under the Class B Plan and Class C Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% and also pays a distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares or Class C shares to reimburse the Distributor for service fees paid by it to authorized dealers and for its distribution costs. Under the Class B Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class B shares as reimbursement for upfront commissions and transaction fees of up to 4.00% of the purchase price of Class B shares purchased by the clients of authorized dealers and other distribution expenses as described in the Statement of Additional Information. Under the Class C Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class C shares as reimbursement for upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of authorized dealers, ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares, and other distribution expenses as described in the Statement of Additional Information.

  In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees of the Fund determined that there was a reasonable likelihood that such plans would benefit the Fund and its shareholders. Information with respect to distribution and service revenues and expenses is presented to the Trustees periodically for their consideration in connection with their deliberations as to the continuance of such plans. In their review of the distribution plans, the Trustees are asked to take into consideration expenses incurred in connection with the distribution and servicing of each class of shares separately. The sales charge and distribution fee, if any, of a particular class will not be used to subsidize the sale of shares of the other classes.


  Service expenses accrued by the Distributor in one fiscal year may not be paid from the Class A service fees received from the Fund in subsequent fiscal years. Thus, if the Class A Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.


  The distribution fee attributable to Class B shares or Class C shares is designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the Distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution fee are the same as those of the initial sales charge with respect to the Class A shares of the Fund; in both cases such charges provide for the financing of the distribution of the Fund's shares.



  Actual distribution expenses paid by the Distributor with respect to Class B shares or Class C shares for any given year are expected to exceed the fees received pursuant to the Class B Plan and Class C Plan and payments received pursuant to contingent deferred sales charges. Such excess will be carried forward and may be reimbursed by the Fund or its shareholders from payments received through contingent deferred sales charges in future years and from payments under the Class B Plan and Class C Plan so long as such plans are in effect. For the year ended November 30, 1995, the unreimbursed expenses incurred by the Distributor under the Class B Plan and carried forward were approximately $1,815,000 or 1.84% of the Class B shares' net assets. For the year ended November 30, 1995, the unreimbursed expenses incurred by the Distributor under the Class C Plan and carried forward were approximately $63,000 or 0.62% of the Class C shares' net assets. If the Class B Plan or Class C Plan was terminated or not continued, the Fund would not be contractually obligated to pay and has no liability to the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------


  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive 2 kinds of return from the Fund: dividends and capital gains distributions.


  DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main source of income. Substantially all of this income, less expenses, is distributed quarterly, normally in March, June, September and December, as dividends to shareholders. Unless the shareholder instructs otherwise, dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder
Services -- Reinvestment Plan."


  The per share dividends on Class B shares and Class C shares will be lower than the per share dividend on Class A shares as a result of the distribution fees and higher incremental transfer agency fees applicable to such classes.



  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund distributes to shareholders once a year the excess, if any, of its total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years under tax laws. As in the case of income dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder elects otherwise. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  The Fund has qualified and intends to continue to qualify and be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of its taxable net investment income and net realized capital gains annually. Dividends from net investment income and distributions from any net realized short-term capital gains are taxable to shareholders as ordinary income. Long-term capital gains distributions constitute long-term capital gains for federal income tax purposes. All such dividends and distributions are taxable to the shareholder whether or not reinvested in shares. However, shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.


  Shareholders are notified annually of the federal tax status of dividends and capital gains distributions, including information as to the portion (including short-term capital gains) taxable as ordinary income, and the portion taxable as long-term capital gains.

  To avoid being subject to a 31% federal backup withholding on dividends, distributions and redemption payments, shareholders must furnish the Fund with a certification of their correct taxpayer identification number.

  Dividends and distributions paid by the Fund have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution paid shortly after the purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased) even though subject to income taxes as discussed above.


  Gains or losses on the Fund's transactions in listed options (except certain equity options) on securities or indexes, futures and options on futures generally are treated as 60% long-term and 40% short-term, and positions held by the Fund at the end of its taxable year generally are required to be marked to market, with the result that unrealized gains and losses are treated as realized. Gains and losses realized by the Fund from writing over-the-counter options constitute short-term capital gains or losses unless the option is exercised, in which case the character of the gain or loss is determined by the holding period of the underlying security. The Code contains certain "straddle" rules which require deferral of losses incurred in certain transactions involving hedged positions to the extent the Fund has unrealized gains in offsetting positions and generally terminate the holding period of the subject position. Additional information is set forth in the Statement of Additional Information.


  The foregoing is a brief summary of some of the federal income tax considerations affecting the Fund and its investors who are U.S. residents or U.S. corporations. Investors should consult their tax advisers for more detailed tax advice including state and local tax considerations. Foreign investors should consult their own counsel for further information as to the U.S. and their country of residence or citizenship tax consequences of receipt of dividends and distributions from the Fund.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for 1, 5 and 10 year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 5.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since shares of the Fund were offered at a maximum sales charge of 8.50% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.


  Average annual total return quotations for periods of 2 or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.



  Total return is calculated separately for Class A shares, Class B shares and Class C shares of the Fund. Class A share total return figures include the maximum sales charge of 5.75%; Class B share and Class C share total return figures include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, Standard & Poor's, NASDAQ, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations as provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------


  The Fund was originally incorporated in New York on October 21, 1963, as successor to a Georgia corporation incorporated on May 15, 1946. On July 23, 1990 the Fund's name was changed from Fund of America, Inc. to American Capital Growth and Income Fund, Inc. The Fund was reincorporated by merger into a Maryland corporation on July 6, 1993. The Fund was reorganized as a business trust under the laws of Delaware as of July 31, 1995 and adopted its current name at that time. Shares issued by the Fund are fully paid, non-assessable and have no preemptive or conversion rights.



  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, $0.01 par value, divided into classes. The Fund currently offers 3 classes, designated Class A shares, Class B shares and Class C shares. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution Plans."

  Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  An investment in the Fund may not be appropriate for all investors.

  The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.

  An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

EXISTING SHAREHOLDERS--                      VAN KAMPEN AMERICAN CAPITAL
FOR INFORMATION ON YOUR EXISTING             GROWTH AND INCOME FUND
ACCOUNT PLEASE CALL THE FUND'S               One Parkview Plaza
TOLL-FREE NUMBER--(800) 421-5666             Oakbrook Terrace, IL 60181

PROSPECTIVE INVESTORS--CALL YOUR             Investment Adviser
BROKER OR (800) 421-5666
                                             VAN KAMPEN AMERICAN CAPITAL
DEALERS--FOR DEALER INFORMATION,             ASSET MANAGEMENT, INC.
SELLING AGREEMENTS, WIRE ORDERS, OR          One Parkview Plaza
REDEMPTIONS CALL THE DISTRIBUTOR'S           Oakbrook Terrace, IL 60181
TOLL-FREE NUMBER--(800) 421-5666
                                             Distributor
FOR SHAREHOLDER AND DEALER INQUIRIES
THROUGH TELECOMMUNICATIONS DEVICE            VAN KAMPEN AMERICAN CAPITAL
FOR THE DEAF (TDD)                           DISTRIBUTORS, INC.
DIAL (800) 772-8889                          One Parkview Plaza
FOR TELEPHONE TRANSACTIONS DIAL              Oakbrook Terrace, IL 60181
(800) 421-5684
                                             Transfer Agent

                                             ACCESS INVESTOR SERVICES, INC.
                                             P.O. Box 418256
                                             Kansas City, MO 64141-9256
                                             Attn: Van Kampen American Capital
                                             Growth and Income Fund

                                             Custodian

                                             STATE STREET BANK AND
                                             TRUST COMPANY
                                             225 West Franklin Street
                                             P.O. Box 1713
                                             Boston, MA 02105-1713
                                             Attn: Van Kampen American Capital
                                             Growth and Income Fund

                                             Legal Counsel

                                             SKADDEN, ARPS, SLATE,
                                             MEAGHER & FLOM
                                             333 West Wacker Drive
                                             Chicago, IL 60606

                                             Independent Accountants

                                             PRICE WATERHOUSE LLP
                                             1201 Louisiana
                                             Suite 2900
                                             Houston, TX 77002


------------------------------------------------------------------------------

                             GROWTH AND INCOME FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                                 MARCH 29, 1996


         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


               VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND


     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated March 29, 1996. A Prospectus may be obtained without charge by calling or writing Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666.


                               TABLE OF CONTENTS


                                                                                    PAGE
                                                                                    -----
    General Information..........................................................     B-2
    Investment Objective and Policies............................................     B-3
    Options, Futures Contracts and Related Options...............................     B-4
    Investment Restrictions......................................................     B-9
    Trustees and Officers........................................................    B-11
    Investment Advisory Agreement................................................    B-18
    Distributor..................................................................    B-20
    Distribution Plans...........................................................    B-20
    Transfer Agent...............................................................    B-22
    Portfolio Turnover...........................................................    B-22
    Portfolio Transactions and Brokerage.........................................    B-22
    Determination of Net Asset Value.............................................    B-24
    Purchase and Redemption of Shares............................................    B-24
    Exchange Privilege...........................................................    B-27
    Dividends, Distributions and Federal Taxes...................................    B-27
    Fund Performance.............................................................    B-29
    Other Information............................................................    B-30
    Ratings of Senior Securities.................................................    B-30
    Report of Independent Accountants............................................    B-32
    Financial Statements.........................................................    B-33
    Notes to Financial Statements................................................    B-44



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 29, 1996.

GENERAL INFORMATION


     Van Kampen American Capital Growth and Income Fund (the "Fund"), was originally incorporated in New York on October 21, 1963, as successor to a Georgia corporation incorporated on May 15, 1946. On July 23, 1990 the Fund's name was changed from Fund of America, Inc. to American Capital Growth and Income Fund, Inc. The Fund was reincorporated by merger into a Maryland corporation on July 6, 1993. The Fund was reorganized as a business trust under the laws of Delaware and adopted its current name as of July 31, 1995.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 13% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.



     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.



     VKAC uses a four-step investment process designed to attempt to produce consistently good short-term results, which should help lead to superior long-term performance.



     Fully Invested: Money invested in a VKAC stock fund will normally be fully invested in the market to attempt to maximize the potential for long-term returns. The importance of being fully invested can be illustrated by the following comparison. By missing fewer than 4% of the months during the past 68 years, the value of $1.00 invested in 1926 was $15.81 at the end of 1995, compared to $1,113.92 for $1 that was invested for the entire period (Source:
Micropal, Inc.). During the most recent 5 year period (1991-1995), the average annual total return for stocks, as measured by the Standard and Poor's 500 Stock Index, a broad-based, unmanaged index, was 11.75%. However, the average annual return for the S&P 500 for the same period excluding the 20 best days for stock market performance, was just 1.93%. Of course, past performance is no guarantee of future results.


     Widely Varied: A widely varied portfolio usually reduces risk and increases relative stability. Since VKAC's goal is consistency, a widely varied portfolio across industries is emphasized. VKAC stock funds are varied both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, the stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.

     Clearly Defined: The basic characteristics of VKAC funds are determined by a pre-defined profile which remains constant over time.


     Blended Investment Style: Market conditions are constantly changing, which means the stocks that perform well should be expected to change. A rigid investment style might cause an investor to suffer when certain types of stocks lose favor with the market. The 2 most common investment styles are growth, which emphasizes companies that are projected to experience rapid growth in earnings, and value, which focuses on companies whose stock is selling for less than the company's net worth. At VKAC, our style is blended between growth and value on a fund-specific basis. The results of our approach are constantly evaluated and compared to other similar funds. Although past performance is no guarantee of future results, VKAC remains committed to our belief that this approach should help maximize potential for long-term returns.


     As of March 22, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A, Class B or Class C shares of the Fund, except as follows:



                                                      AMOUNT           CLASS
              NAME AND ADDRESS                   OF OWNERSHIP AT         OF       PERCENTAGE
                  OF HOLDER                       MARCH 22, 1996       SHARES     OWNERSHIP
---------------------------------------------    ----------------     --------    ----------
Van Kampen American Capital Trust Company,       5,235,085 shares     Class A       17.09%
  P.O. Box 1411,                                 1,736,814 shares     Class B       19.67%
  Houston, Texas 77251-1411                        100,228 shares     Class C       10.80%
Merrill Lynch Pierce Fenner & Smith, Inc.,
  4800 Deer Lake Drive East, 3rd Floor             167,168 shares     Class C       18.02%
  Jacksonville, Florida 32246-6484


---------------
* All holders were of record.


     Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.


INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

LENDING OF SECURITIES


     Consistent with applicable regulatory requirements, the Fund may lend an amount up to 10% of the value of its total assets to broker-dealers and other financial institutions provided that such loans are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.


     A loan may be terminated by the borrower on one business day's notice, or by the Fund in five business days. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be credit worthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gains or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with domestic banks or broker-dealers. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than 7 days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. As a matter of operating policy, the Fund does not intend to invest more than 5% of its net assets in repurchase agreements. See "Investment Practices and Restrictions -- Repurchase Agreements" in the Prospectus for further information.


OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities is likely to result in higher portfolio turnover.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options only on a covered basis, which means that, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash, cash equivalents or U.S. Government securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Conversely, put options could be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options could be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDEXES

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempt from registration as a "commodity pool."

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash, cash equivalents or liquid high grade debt securities equal to a percentage (which will normally range between 2 and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.


     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.


     CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.


OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as, it could sell a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS TO OPTIONS AND FUTURES TRANSACTIONS

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

INVESTMENT RESTRICTIONS


     The Fund has adopted the following restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority vote of its outstanding shares. Such majority vote is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:



      1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Fund taken at cost. In connection with any borrowing the Fund may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options.


      2. Engage in the underwriting or distribution of securities issued by others. The Fund, however, may acquire portfolio securities under circumstances where, if resold, it might be deemed an underwriter.

      3. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

      4. Purchase securities on margin, or sell securities short, but the Fund may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith.

      5. Purchase or sell commodities or commodities contracts, except that the Fund may enter into transactions in futures contracts and related options.

      6. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."


      8. Purchase securities of a corporation in which a trustee of the Fund owns a controlling interest.



      9. Permit officers or trustees of the Fund to profit by selling securities to or buying them from the Fund. However, companies with which the officers and trustees of the Fund are connected may enter into underwriting agreements with the Fund to sell its shares, sell securities to, and purchase securities from the Fund when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act.

     10. Invest in or hold the securities of an issuer in which the officers and trustees of the Fund or the Adviser who individually own more than one-half of one percent of the securities of such issuer together own more than 5% of such securities.



     11. Make loans to other persons except loans of portfolio securities up to 10% of the value of the Fund's assets collateralized in cash at 100% each business day, subject to immediate termination if the collateral is not maintained or on five business days' notice by the Fund or not less than one business day's notice by the borrower, on which the Fund will receive all income accruing on the borrowed securities during the loan. Investments in repurchase agreements and purchases by the Fund of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.


     12. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.


     13. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. Government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the Securities and Exchange Commission (the "SEC") exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.



     14. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 10% of the value of the Fund's net assets would be invested in such securities provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.



     15. Invest more than 5% of the market value of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.


     Consistent with its investment objective, the Fund may make additional commitments more restrictive than its fundamental policies. Should the Fund determine in the future that a commitment is no longer in the best interests of the Fund and its shareholders, it will revoke its commitment by withdrawing its shares from sale in the state to which the commitment was made. Such withdrawal may affect the ability of shareholders to make future investments in the Fund.


     As a matter of operating policy, which may be changed by the Trustees, the Fund will not invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.



     In addition to the fundamental policies which may only be changed by shareholders, the Fund has made an undertaking with one state that the Fund may acquire warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, although the Fund may not invest more than 5% of its net assets in such securities valued at the lower of cost or market, nor more than 2% of its net assets in such securities (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange (warrants and rights represent options, usually for a specified period of time, to purchase a particular security at a specified price from the issuer). Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.


     The Fund has made certain undertakings in regard to investments in investment companies:


     1. The Fund will limit its investment in investment companies to that of Van Kampen American Capital Small Capitalization Fund.

     2. The Fund will not invest more than ten percent of its net assets in Van Kampen American Capital Small Capitalization Fund until it complies with certain NASAA regulations.

     The Fund has also made an undertaking to a certain state not to invest in real estate limited partnership interests.

TRUSTEES AND OFFICERS


     The tables below list the trustees and officers of the Fund and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Asset Management, Inc. (the "AC Adviser" or "Adviser"), Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES


                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
Strafford Hall                      President of MDT Corporation, a company which develops,
Suite 200                           manufactures, markets and services medical and scientific
1009 Slater Road                    equipment. A Trustee of each of the Van Kampen American
Harrisville, NC 27560               Capital Funds.
  Age: 63


Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Age: 46                           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. A Trustee of each of the
Lyme, CT 06371                      Van Kampen American Capital Funds.
  Age: 76
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 Du Pont Circle, N.W.             United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Age: 44                           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. A Trustee
                                    of each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser and Van Kampen American
Oakbrook Terrace, IL 60181          Capital Management, Inc. Executive Vice President and a
  Age: 53                           Director of VK/AC Holding, Inc. and Van Kampen American
                                    Capital. Chief Executive Officer of McCarthy, Crisanti &
                                    Maffei, Inc. Chairman and a Director of MCM Asia Pacific
                                    Company, Ltd. Executive Vice President and a Trustee of
                                    each of the Van Kampen American Capital Funds. President
                                    of the closed-end investment companies advised by the VK
                                    Adviser. Prior to December, 1991, Senior Vice President
                                    of Van Kampen Merritt Inc.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 76                           Trust Company of Chicago and Continental Illinois
                                    Corporation. A Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of each Van Kampen American
                                    Capital Fund advised by the VK Adviser.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 60                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and Van Kampen American Capital and
Houston, TX 77056                   Chairman, Chief Executive Officer and a Director of the
  Age: 56                           Distributor, the Adviser, the VK Adviser, Van Kampen
                                    American Capital Management, Inc. and Van Kampen American
                                    Capital Advisors, Inc. Chairman, President and a Director
                                    of Van Kampen American Capital Exchange Corporation,
                                    American Capital Contractual Services, Inc. and American
                                    Capital Shareholders Corporation. Chairman and a Director
                                    of ACCESS Investor Services, Inc. ("ACCESS"), Van Kampen
                                    Merritt Equity Advisors Corp., Van Kampen Merritt Equity
                                    Holdings Corp., and VCJ Inc., McCarthy, Crisanti &
                                    Maffei, Inc., McCarthy, Crisanti & Maffei Acquisition,
                                    and Van Kampen American Capital Trust Company. Chairman,
                                    President and a Director of Van Kampen American Capital
                                    Services, Inc. President, Chief Executive Officer and a
                                    Trustee of each of the Van Kampen American Capital Funds.
                                    Director, Trustee or Managing General Partner of other
                                    open-end investment companies and closed-end investment
                                    companies advised by the Adviser or the VK Adviser.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 73                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. A Trustee of each
                                    of the Van Kampen American Capital Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. A Trustee of each of the Van Kampen American
  Age: 71                           Capital Funds and Chairman of the Van Kampen American
                                    Capital Funds advised by the Adviser.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to the Van Kampen American Capital
Chicago, IL 60606                   Funds. A Trustee of each of the Van Kampen American
  Age: 56                           Capital Funds. He also is a Trustee of The Explorer Trust
                                    and closed-end investment companies advised by the VK
                                    Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 73                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. A Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the Adviser and the Fund by reason of their positions with the Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm having acted as legal counsel to the Fund.


     Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of VKAC and have entered into employment contracts (for a term of five years) with VKAC.

     The Fund's Officers other than Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at 2800 Post Oak Blvd., Houston, TX 77056. Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                    OFFICERS

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
William N. Brown.........  Vice President              Executive Vice President of the VK Adviser,
  Age: 42                                              AC Adviser, VK/AC Holding, Inc., VKAC, Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS Investor Services,
                                                       Inc., and Van Kampen American Capital Trust
                                                       Company. Director of American Capital
                                                       Shareholders Corporation. Vice President of
                                                       each of the Van Kampen American Capital
                                                       Funds.
Peter W. Hegel...........  Vice President              Executive Vice President of the VK Adviser,
  Age: 39                                              AC Adviser, Van Kampen American Capital
                                                       Advisors, Inc. Director of McCarthy,
                                                       Crisanti & Maffei, Inc. and McCarthy,
                                                       Crisanti & Maffei Acquisition Corporation.
                                                       Vice President of each of the Van Kampen
                                                       American Capital Funds. Vice President of
                                                       the closed-end funds advised by the VK
                                                       Adviser.
Curtis W. Morell.........  Vice President and Chief    Vice President and Chief Accounting Officer
  Age: 49                  Accounting Officer          of most of the investment companies advised
                                                       by the AC Adviser.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Ronald A. Nyberg.........  Vice President and          Executive Vice President, General Counsel
  Age: 42                  Secretary                   and Secretary of Van Kampen American
                                                       Capital and VK/AC Holding, Inc. Executive
                                                       Vice President, General Counsel and a
                                                       Director of the Distributor. Executive Vice
                                                       President and General Counsel of the VK
                                                       Adviser and the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., VSM Inc.
                                                       VCJ, Inc., Van Kampen Merritt Equity
                                                       Advisors Corp., and Van Kampen Merritt
                                                       Equity Holdings Corp. Executive Vice
                                                       President, General Counsel and Assistant
                                                       Secretary of Van Kampen American Capital
                                                       Advisors, Inc., American Capital
                                                       Contractual Services, Inc., Van Kampen
                                                       American Capital Exchange Corporation,
                                                       ACCESS Investor Services, Inc., American
                                                       Capital Shareholders Corporation, and Van
                                                       Kampen American Capital Trust Company.
                                                       General Counsel of McCarthy, Crisanti &
                                                       Maffei, Inc. and McCarthy, Crisanti &
                                                       Maffei Acquisition Corp. Vice President and
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds. Secretary of the
                                                       closed-end funds advised by the VK Adviser.
                                                       Director of ICI Mutual Insurance Co., a
                                                       provider of insurance to members of the
                                                       Investment Company Institute.
Robert C. Peck, Jr.......  Vice President              Executive Vice President of the VK Adviser.
  Age: 49                                              Executive Vice President and Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.
Alan T. Sachtleben.......  Vice President              Executive Vice President of the VK Adviser.
  Age: 53                                              Executive Vice President and a Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.
Paul R. Wolkenberg.......  Vice President              Executive Vice President of the VK Adviser
  Age: 51                                              and the AC Adviser. President, Chief
                                                       Executive Officer and a Director of Van
                                                       Kampen American Capital Trust Company and
                                                       ACCESS. Vice President of each of the Van
                                                       Kampen American Capital Funds.
Edward C. Wood III.......  Vice President and Chief    Senior Vice President of VK Adviser and the
  Age: 40                  Financial Officer           AC Adviser. Vice President and Chief
                                                       Financial Officer of each of the Van Kampen
                                                       American Capital Funds. Vice President,
                                                       Treasurer and Chief Financial Officer of
                                                       the closed-end funds advised by VK Adviser.
John L. Sullivan.........  Treasurer                   First Vice President of the VK Adviser and
  Age: 40                                              AC Adviser. Treasurer of each of the Van
                                                       Kampen American Capital Funds. Controller
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Formerly Controller of open-end
                                                       funds advised by VK Adviser.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Tanya M. Loden...........  Controller                  Controller of most of the investment
  Age: 36                                              companies advised by the Adviser, formerly
                                                       Tax Manager/Assistant Controller.
Nicholas Dalmaso.........  Assistant Secretary         Assistant Vice President and Senior
  Age: 30                                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, and Van
                                                       Kampen American Capital Management, Inc.
                                                       Assistant Vice President of Van Kampen
                                                       American Capital Advisors, Inc. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds, Assistant Secretary
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Prior to May 1992, attorney for
                                                       Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr......  Assistant Secretary         Assistant Vice President and Senior
  Age: 32                                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS, and American Capital
                                                       Shareholders Corporation. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds.
Scott E. Martin..........  Assistant Secretary         Senior Vice President, Deputy General
  Age: 39                                              Counsel and Assistant Secretary of VKAC.
                                                       Senior Vice President, Deputy General
                                                       Counsel and Secretary of the VK Adviser,
                                                       the AC Adviser and the Distributor, Van
                                                       Kampen American Capital Management, Inc.,
                                                       Van Kampen American Capital Advisers, Inc.,
                                                       VSM Inc., VCJ Inc., American Capital
                                                       Contractual Services, Inc., Van Kampen
                                                       American Capital Exchange Corporation,
                                                       ACCESS Investor Services, Inc., Van Kampen
                                                       Merritt Equity Advisors Corp., Van Kampen
                                                       Merritt Equity Holdings Corp., American
                                                       Capital Shareholders Corporation. Secretary
                                                       and Deputy General Counsel of McCarthy,
                                                       Crisanti, & Maffei, Inc. and McCarthy,
                                                       Crisanti & Maffei Acquisition. Chief Legal
                                                       Officer of McCarthy, Crisanti & Maffei,
                                                       S.A. Assistant Secretary of each of the Van
                                                       Kampen American Capital Funds. Assistant
                                                       Secretary of the closed-end funds advised
                                                       by the VK Adviser.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Weston B. Wetherell......  Assistant Secretary         Vice President, Associate General Counsel
  Age: 39                                              and Assistant Secretary of VKAC, the VK
                                                       Adviser, the AC Adviser and the
                                                       Distributor, Van Kampen American Capital
                                                       Management, Inc. Van Kampen American
                                                       Capital Advisors, Inc. Assistant Secretary
                                                       of each of the Van Kampen American Capital
                                                       Funds. Assistant Secretary of closed-end
                                                       funds advised by VK Adviser.
Perry Farrell............  Assistant Treasurer         Assistant Treasurer of each of the Van
  Age: 59                                              Kampen American Capital Funds.
Steven M. Hill...........  Assistant Treasurer         Assistant Vice President of the VK Adviser
  Age: 31                                              and AC Adviser. Assistant Treasurer of each
                                                       of the Van Kampen American Capital Funds.
                                                       Assistant Treasurer of the closed-end funds
                                                       advised by the VK Adviser.
Robert Sullivan..........  Assistant Controller        Assistant Controller of each of the Van
  Age: 62                                              Kampen American Capital Funds.

     Each of the foregoing trustees and officers holds the same position with each of 46 other Van Kampen American Capital mutual funds (the "Fund Complex"). Each trustee who is not an affiliated person of the Adviser, the Distributor or VKAC (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below.


     The compensation of each Non-Affiliated Trustee includes a retainer by the funds in the Fund Complex advised by the AC Adviser (the "AC Funds") in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund participating in any special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     The trustees have approved an aggregate compensation cap with respect to the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of mutual funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, the Adviser has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

     Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the

Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


     The Fund adopted a retirement plan on January 25, 1996. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement provided the trustee has served at least five years. As of the date hereof the retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. The Adviser will reimburse the Fund for expenses related to the retirement plan through December 31, 1996.


     Additional information regarding compensation before deferral paid by the Fund and other funds in the Fund Complex is set forth below.

                             COMPENSATION TABLE(1)


                                                                                                  TOTAL
                                                                                              COMPENSATION
                                            AGGREGATE          PENSION OR       ESTIMATED    BEFORE DEFERRAL
                                           COMPENSATION        RETIREMENT        ANNUAL         FROM FUND
                                         BEFORE DEFERRAL    BENEFITS ACCRUED    BENEFITS        AND FUND
                                               FROM         AS PART OF FUND       UPON       COMPLEX PAID TO
                NAME(2)                      FUND(3)          EXPENSES(4)      RETIREMENT(5)   TRUSTEE(6)
---------------------------------------  ----------------   ----------------   -----------   ---------------
J. Miles Branagan......................       $1,400              $-0-           $ 2,250         $84,250
Dr. Richard E. Caruso..................        1,470               -0-               -0-          57,250
Philip P. Gaughan......................          170               -0-               -0-          76,500
Linda Hutton Heagy.....................          100               -0-             2,500          38,417
Dr. Roger Hilsman......................        1,135               -0-             2,500          91,250
R. Craig Kennedy.......................          210               -0-             2,500          92,625
Donald C. Miller.......................          210               -0-               -0-          94,625
Jack E. Nelson.........................          210               -0-             2,250          93,625
David Rees.............................        1,080               -0-             2,500          83,250
Jerome L. Robinson.....................          210               -0-               -0-          89,375
Lawrence J. Sheehan....................        1,135               -0-             1,250          91,250
Dr. Fernando Sisto.....................        1,275               -0-             2,500          98,750
Wayne W. Whalen........................          210               -0-             2,500          93,375
William S. Woodside....................        1,065               -0-             2,500          79,125


---------------


(1) As indicated in the other explanatory notes, the amounts in the table relate to the applicable trustees during the Fund's last fiscal year ended November 30, 1995 or the Fund Complex' last calendar year ended December 31, 1995.



(2) Messrs. Powell and McDonnell, trustees of the Fund, are affiliated persons of the Adviser and are not eligible for compensation or retirement benefits from the Registrant. Messrs. Gaughan, Kennedy, Miller, Nelson, Robinson and Whalen were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. McDonnell was appointed to the Board of Trustees on January 29, 1996. Mr. Gaughan retired from the Board of Trustees on January 26, 1996. Messrs. Caruso, Rees, and Sheehan were removed from the Board of Trustees effective September 7, 1995, January 29, 1996 and January 29, 1996, respectively.



(3) The amounts shown in this column are accumulated from the Aggregate Compensation before Deferral of the Fund during its fiscal year ended November 30, 1995. The following trustees deferred all or substantially all of their compensation from the Fund during the fiscal year ended November 30, 1995: Dr. Caruso, Mr. Gaughan, Ms. Heagy, Mr. Kennedy, Mr. Miller, Mr. Nelson, Mr. Robinson, Dr. Sisto and Mr. Whalen. For trustees who have served greater than one year and have deferred account balances,


                                                   (See notes on following page)
    the cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of November 30, 1995 is as follows:
    Dr. Caruso, $7,270 and Dr. Sisto, $9,932. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.



(4) The amounts shown in this column are zero because the Fund did not adopt its retirement plan until after the end of its 1995 fiscal year. The amounts in this column will remain zero in the Fund's 1996 fiscal year the because the Adviser has agreed to reimburse the Fund for expenses related to the retirement plan through December 31, 1996; absent such reimbursement, the aggregate expenses of the Fund for all trustees would be approximately $17,000 in its 1996 fiscal year. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column are the annual benefits payable per year from the Fund for the 10-year period commencing in the year of such trustee's retirement. The amounts were computed based on each trustee's anticipated retirement date. The retirement plan is described above the Compensation Table.



(6) The amounts shown in this column are accumulated from the Aggregate Compensation before Deferral of each of the 46 mutual funds in the Fund Complex as of December 31, 1995. The following trustees deferred compensation paid by the Fund and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr. Sisto, $30,260; and
    Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows:
    Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr.
    Robinson, $11,068; and Mr. Whalen, $27,332. The Adviser and its affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser and its affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.



     As of March 22, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of March 22, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.


INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.


     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. Payments are made to the Adviser or its parent in reimbursement of personnel, facilities, office space, and equipment costs attributable to the provision of accounting services to the Fund. The services are provided at cost which is allocated among the investment companies advised by the Adviser in the manner approved by the Board of Trustees from time to time. The Fund also pays shareholder service agency fees, distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser.


     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at annual rate of: 0.50% on the first $150 million of average net assets; 0.45% on the next $100 million of average net assets; 0.40% on the next $100 million of average net assets; and 0.35% on the excess over $350 million of average net assets.


     The average net asset value for purposes of computing the advisory fees is determined by taking the average of all of the determinations of net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit, and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc., to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.


     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitations applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plan (described herein). The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Currently, the most restrictive applicable limitations are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of the remaining average net assets.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' written notice.

     During the fiscal years ended November 30, 1993, 1994 and 1995, the Adviser received $946,101, $1,075,607 and $1,412,556, respectively, in advisory fees from the Fund. For such periods the Fund paid $75,664, $86,186 and $76,989, respectively, for accounting services. A substantial portion of these amounts was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund.


DISTRIBUTOR

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Underwriting Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. The Underwriting Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended November 30, 1993, 1994 and 1995, total underwriting commissions on the sale of shares of the Fund were $426,440, $547,421 and $2,147,274, respectively. Of such totals, the amount retained by the Distributor was $57,449, $67,504 and $275,936, respectively. The remainder was reallowed to dealers. Of such dealer reallowances, $71,192, $48,179 and $96,613, respectively, was received by Advantage Capital Corporation, a former affiliated dealer of the Fund.


DISTRIBUTION PLANS

     The Fund has adopted a Class A distribution plan, a Class B distribution plan and a Class C distribution plan (the "Class A Plan", "Class B Plan" and "Class C Plan", respectively) to permit the Fund directly or indirectly to pay expenses associated with servicing shareholders and in the case of the Class B Plan and Class C Plan the distribution of its shares (the Class A Plan, the Class B Plan and the Class C Plan are sometimes referred to herein collectively as "Plans" and individually as a "Plan").


     The Trustees have authorized payments by the Fund under the Plans to reimburse the Distributor for its payments to certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "authorized dealers") for administration, for servicing Fund shareholders who are also their clients and/or for distribution. Such payments are based on an annual percentage of the value of Fund shares held in shareholder accounts for which such authorized dealers are responsible. With respect to the Class A Plan, the Distributor intends to make payments thereunder only to compensate authorized dealers for personal service and/or the maintenance of shareholder accounts. With respect to the Class B and Class C Plans, authorized payments by the Fund include payments at an annual rate of up to 0.25% of the net assets of the shares of the respective class to reimburse the Distributor for payments for personal service and/or the maintenance of shareholder accounts. With respect to the Class B Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class B shares to reimburse the Distributor for (1) commissions and transaction fees of up to 4% of the purchase price of Class B shares purchased by the clients of authorized dealers, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professionals, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses and (6) interest expense at the 3 month LIBOR rate plus 1 1/2% compounded quarterly on the unreimbursed distribution expenses. With respect to the Class C Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class C shares to reimburse the Distributor for (1) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of authorized dealers and ongoing commissions and transaction fees paid to authorized dealers in an amount up to 0.75% of the average daily net assets of the Fund's Class C shares, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professionals, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses and (6) interest expense at the 3 month LIBOR rate plus 1 1/2% compounded quarterly on the unreimbursed distribution expenses. Such reimbursements are subject to the maximum sales charge limits specified by the NASD for asset-based charges.


     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


     As required by Rule 12b-1 under the 1940 Act, each plan and the forms of servicing agreements were approved by the Trustees, including a majority of the Trustees who are not affiliated persons (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of any of the plans or in any agreements related to each plan ("Independent Trustees"). In approving each plan in accordance with the requirements of Rule 12b-1, the Trustees determined that there is a reasonable likelihood that each plan will benefit the Fund and its shareholders.



     Each plan requires the Distributor to provide the Trustees at least quarterly with a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made. Unless sooner terminated in accordance with its terms, the plans will continue in effect for a period of one year and thereafter will continue in effect so long as such continuance is specifically approved at least annually by the Trustees, including a majority of Independent Trustees.



     Each plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of the Fund. Any change in any of the plans that would materially increase the distribution or service expenses borne by the Fund requires shareholder approval voting separately by class; otherwise, it may be amended by a majority of the Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.



     For the fiscal year ended November 30, 1995, the Fund's aggregate expenses under the Class A Plan were $498,401 or 0.19%, of the Class A shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to authorized dealers for servicing Fund shareholders and for administering the Class A Plan. For the fiscal year ended November 30, 1995, the Fund's aggregate expenses under the Class B Plan were $395,482 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $296,612 for commissions and transaction fees paid to authorized dealers in respect of sales of Class B shares of the Fund and $98,870 for fees paid to authorized dealers for servicing Class B shareholders and administering the Class B Plan. For the fiscal year ended November 30, 1995, the Fund's aggregate expenses under the Class C Plan were $58,197 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $43,648 for commissions and transaction fees paid to authorized dealers in respect of sales of Class C shares of the Fund and $14,549 for fees paid to authorized dealers for servicing Class C shareholders and administering the Class C Plan.

TRANSFER AGENT


     During the fiscal year ended November 30, 1995, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $808,442 for these services. These services are provided at cost plus a profit.


PORTFOLIO TURNOVER

     The Fund's annual portfolio turnover rate is shown in the table of Financial Highlights in the Prospectus. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities owned by the Fund during such fiscal year. The portfolio turnover rate may vary greatly from year to year and within a year. The annual turnover rate may be above 100% which is substantially greater than that of most other investment companies. A 100% turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced in a period of one year. Higher portfolio activity increases the Fund's transaction costs. To the extent short-term trading results in realization of gains on securities held for one year or less, shareholders are subject to taxes at ordinary income rates unless such gains are offset by capital loss carryovers. The Fund seeks to limit portfolio turnover to the extent practicable, although changes are made in the portfolio whenever such action appears advisable.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described herein) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Fund.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the investment advisory agreement, the Fund's Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the

Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the investment advisory agreement is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


     Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended November 30, 1993, 1994 and 1995, totalled $723,269, $695,729 and $863,356, respectively. During the year ended November 30, 1995, the Fund paid $307,928 in brokerage commissions on transactions totalling $213,784,828 to brokers selected primarily on the basis of research services provided to the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.


     Prior to December 20, 1994, the Fund placed brokerage transactions with brokers that were considered affiliated persons of the Adviser's former parent, The Travelers Inc. Such affiliated persons included Smith Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of the Adviser. In addition, from December 15, 1988 through February 21, 1992, Dain Bosworth, Inc. ("Dain Bosworth") and Rauscher Pierce, Refsnes, Inc. ("Rauscher Pierce") were affiliates of The Travelers Inc.; from September 10, 1987 to March 27, 1992, The Fox-Pitt, Kelton Group S.A. ("Fox-Pitt") was an affiliate of The Travelers Inc.; and from 1985 through September 30, 1992, Jefferies & Company, Inc. ("Jefferies") was an affiliate of The Travelers Inc. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction. The Fund paid the following commissions to these brokers during the periods shown:


                                                        ROBINSON        SMITH
                                                        HUMPHREY       BARNEY
                                                        --------       -------
                Commissions Paid:
                  Fiscal 1993                           $66,185             --
                  Fiscal 1994                                --        $46,318
                  Fiscal 1995                           $    --          4,230
                Fiscal 1995 Percentages:
                  Commissions with affiliates to total
                     commissions                             --            .49%
                  Value of transactions with
                     affiliates to total transactions        --           2.80%

DETERMINATION OF NET ASSET VALUE


     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open. The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share.


     Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities traded on a national securities exchange at the last reported sale price, or if there has been no sale that day, at the last reported bid price, (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") at that price, (iii) valuing all other over-the-counter securities for which market quotations are available at the most recent bid price supplied by NASDAQ or broker-dealers, and (iv) valuing any securities for which market quotations are not readily available, and any other assets at fair value as determined in good faith by the Board of Directors of the Fund. Short-term investments are valued in the manner described in the notes to the financial statements included in this Statement of Additional Information.


     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.


PURCHASE AND REDEMPTION OF SHARES


     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


PURCHASE OF SHARES


     Shares of the Fund are sold in continuous offering and may be purchased on any business day through authorized dealers.


ALTERNATIVE SALES ARRANGEMENTS


     The Fund issues 3 classes of shares, Class A shares, Class B shares and Class C shares. The 3 classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and have exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee is paid.



INVESTMENTS BY MAIL



     A shareholder investment account may be opened by completing the application accompanying the Prospectus and forwarding the application, through the authorized dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of at least $500 per class of shares, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Minimum subsequent investments of at least $25 per class of shares may be mailed directly to ACCESS. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's authorized dealer.



     In processing applications and investments, ACCESS acts as agent for the investor and for the authorized dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacities so long as the account remains open.

REDEMPTION OF SHARES



     Redemptions are not made on days during which the New York Stock Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than 7 days during any period when (a) the New York Stock Exchange is closed for other than customary weekends or holidays; (b) trading on the New York Stock Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


CONTINGENT DEFERRED SALES CHARGE -- CLASS A


     For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) retirement plans and for investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC -- Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC -- Class A is imposed upon redemption, the amount of the CDSC -- Class A will be equal to the lesser of 1.00% of the net asset value of the shares at the time of purchase, or 1.00% of the net asset value of the shares at the time of redemption.


     The CDSC -- Class A will only be imposed if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one-year period prior to the redemption. The CDSC -- Class A will be waived in connection with redemptions by certain Qualified Purchasers, (e.g., in retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement, or separation from service. No CDSC -- Class A will be imposed on exchanges between funds. For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.


     Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of Van Kampen American Capital Reserve Fund and Van Kampen American Capital Tax Free Money Fund with shares of other participating funds described as "Participating Funds" in the Prospectus.



WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")



     As described in the Prospectus under "Purchase of Shares," redemption of Class B shares and Class C shares will be subject to a contingent deferred sales charge. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:


     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.


     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.


     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e)Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:


     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.



     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES


     The Fund's policy is to distribute substantially all of its taxable net investment income in quarterly dividends to shareholders of Class A, Class B and Class C shares. Any taxable net realized capital gains are distributed annually. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fee and higher transfer agency fees applicable to the Class B and Class C shares. Taxable net realized capital gains are the excess, if any, of the Fund's total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years in accordance with the tax laws. Such capital gains, if any, are distributed at least once a year. All income dividends and capital gains distributions are reinvested in shares of the Fund at net asset value without sales charge on the record date, except that any shareholder may otherwise instruct the shareholder service agent in writing and receive cash.


     The Fund has elected to be taxed as a regulated investment company under Sections 851-855 of the Code. This means the Fund must pay all or substantially all its taxable net investment income and taxable net realized capital gains to shareholders of Class A, Class B and Class C shares and meet certain diversification and other requirements. By qualifying as a regulated investment company, the Fund is not subject to Federal income taxes to the extent it distributes its taxable net investment income and taxable net realized capital gains. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


     The Fund is subject to a 4% excise tax to the extent it fails to distribute to its shareholders at least 98% of its ordinary taxable (net investment) income for the 12 months ended December 31, plus 98% of its capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.



     Dividends from net investment income and distributions from any short-term capital gains are taxable to shareholders as ordinary income. To the extent determined each year, a portion of dividends paid from net investment income will qualify in the case of corporations for the dividends received deduction if, and to the extent, the Fund receives qualifying dividends during the year and if certain requirements are met.


     Dividends and distributions declared payable to shareholders of record after September 30, of any year and paid before February 1 of the following year, are considered taxable income to shareholders on the record date even though paid in the next year.


     Distributions from long-term capital gains are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held Fund shares. Such distributions and distributions from short-term capital gains are not eligible for the dividends received deduction referred to above. Any loss on the sale of Fund shares held for 6 months or less is treated as a long-term capital loss to the extent of any long-term capital gain distribution paid on such shares. All dividends and distributions are taxable to the shareholder whether or not reinvested in shares. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund unless such amount is less than $10.00, in which case no notice is provided.


     If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

     Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

BACK-UP WITHHOLDING


     The Fund is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income to the Internal Revenue Service, or who fails to certify to the Fund that he has provided a correct taxpayer identification number and that he is not subject to withholding. (An individual's taxpayer identification number is his social security number.) The

31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.


TAXATION OF CERTAIN FUND INVESTMENT PRACTICES



     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold at market value during the taxable year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy a 90% distribution requirement for qualifications as a regulated investment company distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     Investments of the Fund is securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy a 90% distribution requirement for qualification as a regulated investment company and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.



     The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's gross income be derived from the disposition of securities held for less than three months.



     Income from investments in foreign securities may be subject to foreign taxation imposed by withholding. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes.


FUND PERFORMANCE


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for the 1, 5 and 10 year periods ended November 30, 1995 was 25.65%, 15.89%, and 12.18%, respectively. The average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for the one-year and the 28-month periods ended November 30, 1995 was 27.15% and 13.48%, respectively. The average annual total return (computed in the manner described in the prospectus) for Class C shares of the Fund for the one-year and the 28-month periods ended November 30, 1995 was 31.23% and 14.59%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.


     Total return is computed separately for Class A, Class B and Class C shares.


     From time to time, in reports or other communications, or in advertising or sales materials, the Adviser may announce the results of actual tests performed by DALBAR Financial Securities, Inc., an independent research firm, as they relate to the level of services for mutual fund investors, and may refer to the Missouri Quality Award received by ACCESS, the Fund's transfer agent, in 1993. In addition, the Adviser may also refer to the Houston Awards for Quality received by Van Kampen American Capital in 1994.


     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.



     Since the Fund's commencement of investment operations on August 1, 1946, the world has experienced a number of significant political and economic events. For example, in 1971, there were wage and price freezes to attempt to control inflation. In 1973 the dollar was devalued and the OPEC oil embargo was in effect, 1976 saw sweeping tax law changes, and in 1979 the CPI rose over 13%, its largest rise in 33 years. In 1982, the country was in a recession, in 1985 the U.S. deficit became the largest in the world and the U.S. was now a debtor nation. 1987 saw the stock market crash. The Persian Gulf War began in 1991, and the Dow Jones Industrial Average hit a record high of 4000 in 1995.



     From time to time marketing materials may provide a portfolio manager update, an adviser update and/or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


OTHER INFORMATION

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.


SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.



INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.



RATINGS OF SENIOR SECURITIES



     Description of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") senior securities ratings.


MOODY'S CORPORATE BOND RATINGS:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

S&P'S CORPORATE BOND RATINGS:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Note: Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS:

     Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality distinctions are comparable to those described above for corporate bonds.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Growth and Income Fund at November 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods pre-sented, in conformity with generally accepted accounting principles. These fi-nancial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and the application of alternative auditing procedures where confirmations from brokers were not re-ceived, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 15, 1996

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           DOMESTIC COMMON STOCK 70.4%
           CONSUMER DISTRIBUTION 4.6%
  *47      Ann Taylor Stores, Inc................................   $    597,975
   26      Dayton Hudson Corp....................................      1,888,250
 *166      Federated Department Stores, Inc......................      4,837,662
   44      Gap, Inc..............................................      2,000,050
    9      Home Depot, Inc.......................................        399,375
   12      Interstate Bakeries Co................................        257,313
  119      May Department Stores Co..............................      5,173,925
  *33      Nine West Group, Inc..................................      1,479,906
   70      Nordstrom, Inc........................................      2,759,275
   78      Sears, Roebuck & Co...................................      3,087,000
                                                                    ------------
                                                                      22,480,731
                                                                    ------------
           CONSUMER DURABLES 1.3%
   32      Eastman Kodak Co......................................      2,176,000
   63      General Motors Corp...................................      3,055,500
   83      Sunbeam-Oster, Inc....................................      1,343,875
                                                                    ------------
                                                                       6,575,375
                                                                    ------------
           CONSUMER NON-DURABLES 8.4%
   42      Coca-Cola Co..........................................      3,181,500
   30      CPC International, Inc................................      2,055,625
   30      General Mills, Inc....................................      1,653,750
   62      Gillette Co...........................................      3,221,438
  196      Nabisco Holdings Corp., Class A ......................      5,537,000
   36      Nike, Inc, Class B....................................      2,076,400
   94      Philip Morris Companies, Inc..........................      8,248,500
   56      Procter & Gamble Co...................................      4,871,550
   86      Quaker Oats Co........................................      2,988,500
   81      Ralston Purina Group..................................      5,164,800
   70      RJR Nabisco Holdings Corp.............................      2,038,750
                                                                    ------------
                                                                      41,037,813
                                                                    ------------
           CONSUMER SERVICES 3.6%
   23      Capital Cities ABC, Inc...............................      2,793,925
   58      Disney (Walt) Co......................................      3,493,262
   78      McDonald's Corp.......................................      3,471,825
   37      Omnicom Group, Inc....................................      2,436,375
  *73      Viacom, Inc., Class B.................................      3,522,250
   85      Wendy's International, Inc............................      1,753,125
                                                                    ------------
                                                                      17,470,762
                                                                    ------------

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           ENERGY 5.5%
   96      Exxon Corp............................................   $  7,428,000
   70      Mobil Corp............................................      7,327,125
  170      Pacific Enterprises...................................      4,542,150
   66      Panhandle Eastern Corp................................      1,872,750
   78      Texaco, Inc...........................................      5,772,000
                                                                    ------------
                                                                      26,942,025
                                                                    ------------
           FINANCE 13.4%
   37      Ahmanson (H. F.) & Co.................................        989,750
   31      American International Group, Inc.....................      2,773,275
   79      Banc One Corp.........................................      3,000,437
   62      Bank of Boston Corp...................................      2,875,250
  119      Bankers Trust Corp....................................      7,720,125
   13      BayBanks, Inc.........................................      1,112,200
   63      Chemical Banking Corp.................................      3,780,000
   38      Chubb Corp............................................      3,646,875
   38      Corestates Financial Corp.............................      1,472,500
   80      Debartolo Realty Corp.................................      1,026,137
   21      Duke Realty Investment, Inc...........................        582,750
   93      Federal National Mortgage Association.................     10,183,500
   14      Health Care Property Investments......................        469,000
   96      Horace Mann Educators Corp............................      2,786,900
   86      Morgan (J. P.) & Co, Inc..............................      6,778,475
  186      Prudential Reinsurance Holdings.......................      3,882,750
   42      St. Paul Companies, Inc...............................      2,374,400
  108      State Street Boston Corp..............................      4,860,000
   91      Travelers Group, Inc..................................      5,414,500
                                                                    ------------
                                                                      65,728,824
                                                                    ------------
           HEALTH CARE 7.2%
  *88      Amgen, Inc............................................      4,352,112
   77      Baxter International, Inc ............................      3,225,600
  *64      Charter Medical Corp..................................      1,164,350
  107      Merck & Co., Inc......................................      6,639,188
   80      Pfizer, Inc...........................................      4,634,200
   97      Pharmacia & Upjohn, Inc...............................      3,479,875
   95      Schering Plough Corp..................................      5,450,625
 *110      Tenet Healthcare Corp.................................      1,966,250
   40      United Healthcare Corp................................      2,515,000
  *62      Vencor, Inc...........................................      1,922,000
                                                                    ------------
                                                                      35,349,200
                                                                    ------------

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           PRODUCER MANUFACTURING 5.4%
   70      Allied-Signal, Inc....................................   $  3,307,500
   68      Fluor Corp............................................      4,420,000
   51      Foster Wheeler Corp...................................      2,014,500
   58      General Electric Co...................................      3,900,500
  108      Honeywell, Inc........................................      5,143,500
   58      Illinois Tool Works, Inc..............................      3,675,750
   53      Stewart & Stevenson Services, Inc.....................      1,219,000
  101      WMX Technologies, Inc.................................      2,979,500
                                                                    ------------
                                                                      26,660,250
                                                                    ------------
           RAW MATERIALS/PROCESSING INDUSTRIES 4.9%
   32      Air Products & Chemicals, Inc.........................      1,789,875
   41      Aluminum Co. of America...............................      2,398,500
   43      Bemis, Inc............................................      1,123,375
   55      Grace (W. R.) & Co....................................      3,353,400
   91      James River Corp......................................      2,879,100
   46      Monsanto Co...........................................      5,301,350
   56      Praxair, Inc..........................................      1,631,000
   65      Scott Paper Co........................................      3,724,550
   38      Sigma-Aldrich Corp....................................      1,891,200
                                                                    ------------
                                                                      24,092,350
                                                                    ------------
           TECHNOLOGY 8.5%
   50      Adobe Systems, Inc....................................      3,401,537
   59      Boeing Co.............................................      4,299,625
  *41      Compaq Computer Corp..................................      2,029,500
   93      Computer Associates International, Inc................      6,091,500
  *65      Digital Equipment Corp................................      3,826,875
   29      Hewlett-Packard Co....................................      2,403,375
   17      International Business Machines Corp..................      1,642,625
  110      Loral Corp............................................      3,739,800
   40      McDonnell Douglas Corp................................      3,565,000
  *24      Microsoft Corp........................................      2,091,000
    1      Objective Systems Integrator..........................         19,000
   51      Perkin-Elmer Corp.....................................      1,836,000
  *52      Symantec Corp.........................................      1,378,000
   39      Xerox Corp............................................      5,347,875
                                                                    ------------
                                                                      41,671,712
                                                                    ------------
           TRANSPORTATION 0.7%
   48      Union Pacific Corp....................................      3,279,100
                                                                    ------------
           UTILITIES 6.9%
   74      Ameritech Corp........................................      4,075,500
  104      A T & T Corp..........................................      6,844,200
   75      Cincinnati Bell, Inc..................................      2,240,625
   22      DPL, Inc..............................................        534,000
   84      Duke Power Co.........................................      3,760,525

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Number
 of Shares                                                                Market
 (000)     Description                                                     Value
--------------------------------------------------------------------------------
  128      Frontier Corp..........................................   $ 3,304,238
  211      MCI Communications Corp................................     5,630,875
   16      NIPSCO Industries, Inc.................................       592,000
  125      Peco Energy Co.........................................     3,627,900
   35      Southern New England Telecommunications................     1,268,750
   43      U. S. West Communications Group........................     1,343,750
   43      U. S. West, Inc., Media Group..........................       774,000
                                                                     -----------
                                                                      33,996,363
                                                                     -----------
           TOTAL DOMESTIC COMMON STOCK (Cost $290,452,465)........   345,284,505
                                                                     -----------
           FOREIGN COMMON STOCK 6.8%
  *39      Adidas, ADS............................................     1,057,875
   59      Alcatel Alsthom, ADR...................................       988,250
  100      Astra, AB, Series A, ADR...............................     3,712,500
   32      British Petroleum Co., ADR.............................     3,021,750
   19      Canadian National Railway Co...........................       291,000
   28      Canadian Pacific, Ltd..................................       501,875
  109      National Power, LPC, ADR...............................     1,251,200
   19      News Corp., Ltd., ADR..................................       401,100
   33      Nokia Corp., ADS.......................................     1,763,125
  114      PowerGen, PLC, ADR.....................................     1,562,000
   68      Royal Dutch Petroleum Co., ADR.........................     8,729,500
  122      Telefonos de Mexico, S.A., ADR.........................     4,026,000
   58      Teva Pharmaceutical Ltd., ADR..........................     2,421,500
   58      Total, SA, ADR.........................................     1,790,750
   34      Zeneca Group, ADR......................................     2,047,689
                                                                     -----------
           TOTAL FOREIGN COMMON STOCK (Cost $31,498,857)..........    33,566,114
                                                                     -----------
           CONVERTIBLE PREFERRED STOCK 3.3%
   85      Browning-Ferris, Industries, Inc., ACES, 7.25%.........     2,879,375
   41      Corning Glass Works, MIPS, 6%..........................     2,009,000
   95      James River Corp. DECS, $1.55..........................     2,850,000
   23      SCI Finance, LLC, NV, 6.25%............................     1,656,000
   68      Time Warner, Inc., PERCS., $1.24 ......................     2,218,500
   64      Williams Companies, $3.50..............................     4,640,000
                                                                     -----------
           TOTAL CONVERTIBLE PREFERRED STOCK (Cost $14,773,908)...    16,252,875
                                                                     -----------

                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         DOMESTIC CONVERTIBLE CORPORATE
         OBLIGATIONS 5.0%
 $10,500 ADT Operations, Inc...................      **   07/06/10 $  4,830,000
   1,500 Albany International Co...............   5.250%  03/15/02    1,376,250
      50 American Express Co., DECKS...........   6.250   10/15/96    2,885,645
   4,200 Equitable Companies...................   6.125   12/15/24    4,620,000
   2,060 Federated Department Stores, Inc......   5.000   10/01/03    2,137,250
   5,900 Time Warner, Inc......................      **   06/22/13    2,433,750
     464 Time Warner, Inc......................   8.750   01/10/15      483,557
   2,400 United Technologies Corp., PEN........   0.000   09/08/97    2,994,000
   7,600 U. S. Cellular Corp...................      **   06/15/15    2,755,000
                                                                   ------------
         TOTAL DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS
          (Cost $22,111,071)...................                      24,515,452
                                                                   ------------
         FOREIGN CONVERTIBLE CORPORATE
         OBLIGATIONS 3.5%
   4,000 Ciba-Geigy Corp.......................   6.250   03/15/16    4,020,000
   3,800 Grand Metropolitan, PLC...............   6.500   01/31/00    4,275,000
   6,300 News America Holdings, Inc............      **   03/11/13    2,913,750
  10,400 Roche Holdings, Inc...................      **   04/20/10    4,524,000
   1,310 Sandoz, Ltd...........................   2.000   10/06/02    1,221,575
                                                                   ------------
         TOTAL FOREIGN CONVERTIBLE CORPORATE
          OBLIGATIONS
          (Cost $15,669,701)...................                      16,954,325
                                                                   ------------
         SHORT-TERM INVESTMENTS 10.7%
         COMMERCIAL PAPER 7.7%
 #20,000 Associates Corp. of North America.....   5.881   12/01/95   19,996,733
 #17,730 General Electric Capital Corp.........   5.881   12/01/95   17,727,104
                                                                   ------------
                                                                     37,723,837
                                                                   ------------
         UNITED STATES AGENCY AND GOVERNMENT
         OBLIGATIONS 3.0%
   5,000 Federal Home Loan Mortgage Corp.......   5.801   12/01/95    4,999,194
 #10,000 United States Treasury Bills..........   5.412   03/21/96    9,837,300
                                                                   ------------
                                                                     14,836,494
                                                                   ------------
         TOTAL SHORT-TERM INVESTMENTS (Cost $52,558,454)........     52,560,331
                                                                   ------------
         TOTAL INVESTMENTS (Cost $427,064,456) 99.7%............    489,133,602
         OTHER ASSETS AND LIABILITIES, NET 0.3%.................      1,276,752
                                                                   ------------
         NET ASSETS 100%........................................   $490,410,354
                                                                   ------------

ACES--Automatically convertible equity security
DECKS--Debt exchangeable for common stock
DECS--Dividend enhanced convertible stock
ELKS--Equity-linked securities, traded in shares
MIPS--Monthly income paying security
PEN--Pharmaceutical exchange note
PERCS--Preferred equity redeemable cumulative stock
 *Non-income producing securities
**Liquid yield option note, zero coupon
#Securities with a market value of approximately $30.1 million were placed as collateral for futures contracts (see Note 1B).


                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $427,064,456)..................  $489,133,602
Cash..............................................................        11,582
Receivable for Fund shares sold...................................     2,578,811
Interest and dividends receivable.................................     1,066,011
Receivable for investments sold...................................       854,806
Other assets......................................................        54,878
                                                                    ------------
 Total Assets.....................................................   493,699,690
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................     1,281,520
Payable for Fund shares redeemed..................................       826,879
Due to Distributor................................................       282,725
Accrued business combination expenses.............................       234,500
Due to Adviser....................................................       208,650
Due to shareholder service agent..................................       142,259
Deferred Trustees' compensation...................................        46,792
Due to broker-variation margin....................................        39,600
Accrued expenses and other payables...............................       226,411
                                                                    ------------
 Total Liabilities................................................     3,289,336
                                                                    ------------
NET ASSETS, equivalent to $14.81 per share for Class A, $14.77 per share for Class B, and $14.78 per share for Class C shares.......  $490,410,354
                                                                    ------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 25,770,987 Class A,
 6,662,719 Class B, and 703,701 Class C shares outstanding........  $    331,374
Capital surplus...................................................   397,083,100
Undistributed net realized gain on securities.....................    27,588,525
Net unrealized appreciation of securities
 Investments......................................................    62,069,146
 Future contracts.................................................     1,284,263
Undistributed net investment income...............................     2,053,946
                                                                    ------------
NET ASSETS........................................................  $490,410,354
                                                                    ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended November 30, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends..........................................................  $ 6,584,151
Interest...........................................................    3,700,831
                                                                     -----------
 Investment income.................................................   10,284,982
                                                                     -----------
EXPENSES
Management fees....................................................    1,412,556
Shareholder service agent's fees and expenses......................      917,851
Accounting services................................................       76,989
Service fees--Class A..............................................      498,401
Distribution and service fees--Class B.............................      395,482
Distribution and service fees--Class C.............................       58,197
Trustees' fees and expenses........................................       19,928
Audit fees.........................................................       28,900
Custodian fees.....................................................       15,432
Legal fees.........................................................        7,910
Reports to shareholders............................................       66,272
Registration and filing fees.......................................      146,312
Business combination (see Note 8)..................................      234,500
Miscellaneous......................................................       10,104
                                                                     -----------
 Total expenses....................................................    3,888,834
                                                                     -----------
NET INVESTMENT INCOME..............................................    6,396,148
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities
 Investments.......................................................   24,546,638
 Futures contracts.................................................    3,173,277
Net unrealized appreciation of securities during the period
 Investments.......................................................   57,236,841
 Futures contracts.................................................    1,449,610
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................   86,406,366
                                                                     -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $92,802,514
                                                                     -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                      Year Ended November 30
                                                     --------------------------
                                                             1995          1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period ...................  $227,378,748  $206,581,841
                                                     ------------  ------------
OPERATIONS
 Net investment income.............................     6,396,148     4,903,267
 Net realized gain on securities...................    27,719,915    16,532,604
 Net unrealized appreciation (depreciation) of
  securities during the period.....................    58,686,451   (19,651,593)
                                                     ------------  ------------
 Increase in net assets resulting from operations..    92,802,514     1,784,278
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
 Class A...........................................    (5,369,631)   (4,309,919)
 Class B...........................................      (466,935)     (108,041)
 Class C...........................................       (80,770)      (25,543)
                                                     ------------  ------------
                                                       (5,917,336)   (4,443,503)
                                                     ------------  ------------
 Net realized gain on securities
 Class A...........................................   (15,005,570)  (25,694,707)
 Class B...........................................    (1,393,982)     (386,769)
 Class C...........................................      (257,765)     (125,403)
                                                     ------------  ------------
                                                      (16,657,317)  (26,206,879)
                                                     ------------  ------------
 Total distributions...............................   (22,574,653)  (30,650,382)
                                                     ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A...........................................    85,250,942    33,007,147
 Class B...........................................    39,419,588    19,553,051
 Class C...........................................     4,846,264     3,427,062
                                                     ------------  ------------
                                                      129,516,794    55,987,260
                                                     ------------  ------------
 Value received for shares issued in merger (see
 Note 8)
 Class A...........................................    55,056,789            --
 Class B...........................................    35,696,009            --
 Class C...........................................     1,496,569            --
                                                     ------------  ------------
                                                       92,249,367            --
                                                     ------------  ------------
 Proceeds from shares issued for distributions
 reinvested
 Class A...........................................    18,202,014    26,960,817
 Class B...........................................     1,653,948       435,522
 Class C...........................................       235,337        81,960
                                                     ------------  ------------
                                                       20,091,299    27,478,299
                                                     ------------  ------------
 Cost of shares redeemed
 Class A...........................................   (40,737,496)  (31,138,841)
 Class B...........................................    (7,282,377)   (2,333,888)
 Class C...........................................    (1,033,842)     (329,819)
                                                     ------------  ------------
                                                      (49,053,715)  (33,802,548)
                                                     ------------  ------------
Increase in net assets resulting from capital
transactions.......................................   192,803,745    49,663,011
                                                     ------------  ------------
INCREASE IN NET ASSETS.............................   263,031,606    20,796,907
                                                     ------------  ------------
NET ASSETS, end of period (including undistributed
 net investment income of $2,053,946 and
 $1,330,179).......................................  $490,410,354  $227,378,748
                                                     ------------  ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                   Class A
                                   --------------------------------------------
                                         Year Ended November 30
                                   ---------------------------------------
                                     1995     1994    1993    1992    1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
period............................ $12.26   $14.08  $13.42  $11.69   $9.93
                                   ------  -------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income................    .43      .43     .42     .46     .52
 Expenses.........................   (.15)    (.14)   (.15)  (.145)   (.13)
                                   ------  -------  ------  ------  ------
Net investment income.............    .28      .29     .27    .315     .39
Net realized and unrealized gains
 or losses on securities..........  3.455   (.1025)   1.52   1.785    1.73
                                   ------  -------  ------  ------  ------
Total from investment operations..  3.735    .1875    1.79    2.10    2.12
                                   ------  -------  ------  ------  ------
LESS DISTRIBUTIONS FROM
 Net investment income............ (.2925)    (.27) (.2825)   (.37)   (.36)
 Net realized gains on securities. (.8925) (1.7375) (.8475)     --      --
                                   ------  -------  ------  ------  ------
Total distributions............... (1.185) (2.0075)  (1.13)   (.37)   (.36)
                                   ------  -------  ------  ------  ------
Net asset value, end of period.... $14.81   $12.26  $14.08  $13.42  $11.69
                                   ------  -------  ------  ------  ------
TOTAL RETURN (/1/)................ 33.34%    1.21%  14.34%  18.25%  21.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(millions)........................ $381.6   $205.4  $204.3  $177.8  $157.1
Average net assets (millions)..... $260.5   $209.3  $193.4  $169.5  $157.3
Ratios to average net assets
 Expenses.........................  1.15%    1.16%   1.16%   1.15%   1.14%
 Net investment income............  2.24%    2.25%   2.15%   2.46%   3.40%
Portfolio turnover rate...........   108%     102%    134%     78%     89%

(1) Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                         Class B
                                             ---------------------------------
                                                 Year Ended          August 2,
                                                November 30       1993(/1/) to
                                             -------------------  November 30,
                                             1995(/2/)      1994     1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........    $12.25    $14.07        $13.64
                                                ------  --------        ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income..........................       .43       .40           .14
 Expenses...................................      (.26)     (.23)         (.08)
                                                ------  --------        ------
Net investment income.......................       .17       .17           .06
Net realized and unrealized gains or losses
on securities...............................     3.455    (.1025)        .4175
                                                ------  --------        ------
Total from investment operations............     3.625     .0675         .4775
                                                ------  --------        ------
LESS DISTRIBUTIONS FROM
 Net investment income......................    (.2125)     (.15)       (.0475)
 Net realized gains on securities...........    (.8925)  (1.7375)           --
                                                ------  --------        ------
Total distributions.........................    (1.105)  (1.8875)       (.0475)
                                                ------  --------        ------
Net asset value, end of period..............    $14.77    $12.25        $14.07
                                                ------  --------        ------
TOTAL RETURN (/3/)..........................    32.15%      .36%         3.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)........     $98.4     $18.5          $1.7
Average net assets (millions)...............     $39.5     $10.6          $0.4
Ratios to average net assets (annualized)
 Expenses...................................     1.99%     2.02%         2.02%
 Net investment income......................     1.25%     1.51%         1.51%
Portfolio turnover rate.....................      108%      102%          134%

(1) Commencement of offering of shares.
(2) Based on average shares outstanding
(3) Total return for periods of less than one year are not annualized. Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                         Class C
                                              --------------------------------
                                                 Year Ended          August 2,
                                                 November 30      1993(/1/) to
                                              ------------------  November 30,
                                              1995(/2/)     1994     1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.........    $12.26   $14.07        $13.64
                                                 ------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income...........................       .44      .40           .14
 Expenses....................................      (.26)    (.23)         (.08)
                                                 ------  -------        ------
Net investment income........................       .18      .17           .06
Net realized and unrealized gains or losses
on securities................................     3.445   (.0925)        .4175
                                                 ------  -------        ------
Total from investment operations.............     3.625    .0775         .4775
                                                 ------  -------        ------
LESS DISTRIBUTIONS FROM
 Net investment income.......................    (.2125)    (.15)       (.0475)
 Net realized gains on securities............    (.8925) (1.7375)           --
                                                 ------  -------        ------
Total distributions..........................    (1.105) (1.8875)       (.0475)
                                                 ------  -------        ------
Net asset value, end of period...............    $14.78   $12.26        $14.07
                                                 ------  -------        ------
TOTAL RETURN (/3/)...........................    32.23%     .36%         3.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).........     $10.4     $3.5          $0.6
Average net assets (millions)................      $5.8     $2.4          $0.2
Ratios to average net assets (annualized)
 Expenses....................................     1.97%    2.01%         2.00%
 Net investment income.......................     1.35%    1.50%         1.56%
Portfolio turnover rate......................      108%     102%          134%

(1) Commencement of offering of shares.
(2) Based on average shares outstanding
(3) Total return for periods of less than one year are not annualized. Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Growth and Income Fund (the "Fund," formerly Amer-ican Capital Growth and Income Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management invest-ment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial state-ments.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the most recent bid price.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, investments are valued at amortized cost.

B. OPTIONS AND FUTURES CONTRACTS-Transactions in options and futures contracts are utilized in strategies to manage the market risk of the Fund's invest-ments. The purchase of a futures contract or call option (or the writing of a put option) increases the impact on net asset value of changes in the market price of investments. There is also a risk that the market movement of such instruments may not be in the direction forecasted. Note 3--Investment Activ-ity contains additional information.
  Options purchased are recorded as investments, options written (sold) are accounted for as liabilities. When an option expires the premium (original op-tion value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement pro-ceeds is realized as a gain or loss. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are in-curred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are real-ized. The cost of securities acquired through delivery under a contract is ad-justed by the unrealized gain or loss on the contract.

-------------------------------------------------------------------------------

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains to its shareholders.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses are de-termined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

G. DEBT DISCOUNT OR PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market dis-counts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

-------------------------------------------------------------------------------
NOTE 2-MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .50% of the first $150 million, .45% of the next $100 million, .40% of the next $100 million, and .35% of the amount in excess of $350 million.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $10,110 as the Fund's share of the employee costs attribut-able to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services are provided by the Adviser at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for such services aggregated $808,442.
  The Fund has been advised that Van Kampen American Capital Distributors,
Inc. (the "Distributor"), and Advantage Capital Corporation (the "Retail Deal-er"), both affiliates of the Adviser, received $275,936 and $96,613, respec-tively, as their portion of the commissions charged on sales of Fund shares during the period.
  The Fund paid brokerage commissions of $4,230 to a company which was deemed to be an affiliate of the Adviser's parent because it owned more than 5% of the company's outstanding voting securities. As of December 20, 1994, the com-pany was no longer an affiliate.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. Class B and Class C shares pay an additional distribution fee of up to .75% per annum of their average net assets to reimburse the Dis-tributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reim-bursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and Class
C plans aggregated approximately $1.8 million and $63,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $7,883 were for services rendered by O'Melveny & Myers, coun-sel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and directors of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer, and the shareholder service agent.

-------------------------------------------------------------------------------
NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding $84,122,392 in cost of purchases due to the business combina-tion and short-term investments, were $368,504,264 and $303,033,894, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $427,262,228. Net unrealized appreciation of invest-ments aggregated $61,871,374, gross unrealized appreciation of investments ag-gregated $66,014,383 and gross unrealized depreciation of investments aggregated $4,143,009.
  At the end of the period, the Fund held 99 long Standard & Poor's 500-Index futures contracts expiring in December, 1995. The market value of such con-tracts was $30,058,875 and the unrealized appreciation was $1,284,263.

NOTE 4--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $984 plus a fee of $28 per day for Board and Com-mittee meetings attended. During the period, such fees aggregated $18,013.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payments of its obligations under the Plan by any form of trust or escrow. Each trustee covered by the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Class B and Class C shares au-tomatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Fund has an unlimited number of

-------------------------------------------------------------------------------
shares of $.01 par value beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                              Year Ended
                                                              November 30
                                                         ----------------------
                                                               1995        1994
--------------------------------------------------------------------------------
Shares sold
 Class A................................................  6,635,728   2,576,390
 Class B................................................  3,047,961   1,537,292
 Class C................................................    371,894     265,742
                                                         ----------  ----------
                                                         10,055,583   4,379,424
                                                         ----------  ----------
Shares issued in merger (see Note 8)
 Class A................................................  3,860,925         --
 Class B................................................  2,506,742         --
 Class C................................................    105,023         --
                                                         ----------  ----------
                                                          6,472,690         --
                                                         ----------  ----------
Shares issued for distributions reinvested
 Class A................................................  1,564,473   2,116,024
 Class B................................................    141,860      34,072
 Class C................................................     20,185       6,406
                                                         ----------  ----------
                                                          1,726,518   2,156,502
                                                         ----------  ----------
Shares redeemed
 Class A................................................ (3,047,098) (2,440,283)
 Class B................................................   (541,395)   (186,624)
 Class C................................................    (79,872)    (26,112)
                                                         ----------  ----------
                                                         (3,668,365) (2,653,019)
                                                         ----------  ----------
Increase in capital outstanding......................... 14,586,426   3,882,907
                                                         ----------  ----------

NOTE 6--SUBSEQUENT DISTRIBUTIONS
The Board of Trustees of the Fund declared distributions payable December 29, 1995 to shareholders of record on December 15, 1995 as follows:

      CLASS                    INCOME DIVIDEND                                   CAPITAL GAINS
      -----                    ---------------                                   -------------
        A                          $.0675                                           $.8675
        B                           .0475                                            .8675
        C                           .0475                                            .8675

-------------------------------------------------------------------------------
NOTE 7--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On July 31, 1995, the reorganization became effective.


NOTE 8--BUSINESS COMBINATION
On September 27, 1995, the Fund acquired the net assets of Van Kampen Merritt Growth and Income Fund ("VKGI") pursuant to a plan of reorganization approved by VKGI shareholders on September 21, 1995. The acquisition resulted in a tax-free exchange of 6,472,690 shares of the Fund for the 4,667,067 shares of VKGI outstanding on September 27, 1995. VKGI's net assets at that date were $92,249,367 which included $7,125,042 of net unrealized appreciation of in-vestments; the Fund's net assets were $348,826,025. After the acquisition, the combined net assets of the Fund were $441,075,392.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements


        Included in the Prospectus:



           Financial Highlights



        Included in the Statement of Additional Information:



           Report of Independent Accountants


           Financial Statements


           Notes to Financial Statements


     (b) Exhibits


         1.1         -- First Amended and Restated Agreement and Declaration of Trust.
         1.2         -- Certificate of Amendment.
         1.3         -- Certificate of Designation.
         2           -- Amended and Restated Bylaws.
         3           -- Inapplicable.
         4.1         -- Specimen Class A Share Certificate.
         4.2         -- Specimen Class B Share Certificate.
         4.3         -- Specimen Class C Share Certificate.
         5           -- Investment Advisory Agreement.
         6.1         -- Underwriting Agreement.
         6.2         -- Form of Selling Group Agreement incorporated herein by reference
                        (Exhibit 6.2 to Form N-1A of Registrant's Registration No. 2-21657,
                        Post-Effective Amendment No. 62, filed March 25, 1992).
         6.3         -- Form of Selling Agreement for banks and bank affiliated broker/dealers incorporated herein by reference (Exhibit 6.3 to Form
                        N-1A of Registrant's Registration No. 2-21657, Post-Effective
                        Amendment No. 62, filed March 25, 1992).
         7           -- Inapplicable.
         8.1         -- Custodian Contract dated December 2, 1993 incorporated herein by reference (Exhibit 8 to Form N-1A of Van Kampen American Capital
                        Global Managed Assets Fund, Registration No. 33-74024. Post-Effective
                        Amendment No. 2, filed on May 6, 1994).
         8.2         -- Transfer Agency and Service Agreement.
         9           -- Data Access Services Agreement dated December 2, 1993 incorporated herein by reference (Exhibit 9.2 to Form N-1A of Van Kampen American
                        Capital Utilities Income Fund, Registration No. 33-68452,
                        Post-Effective Amendment No. 1, filed on May 19, 1994).
        10           -- Inapplicable for this filing.
        11.1         -- Consent of Independent Accountants.
        11.2         -- Consent of Trustees incorporated herein by reference (Exhibit 11.2 to
                        Form N-1A of Registrant's Registration No. 2-21657, Post-Effective
                        Amendment No. 72, filed July 14, 1995).
        12           -- Inapplicable.
        13           -- Inapplicable.

        14.1         -- Individual Retirement Account Brochure with Application incorporated herein by reference (Exhibit 14.2 to Form N-1A of Van Kampen American
                        Capital Reserve Fund, Registration No. 2-50870, Post-Effective
                        Amendment No. 31, filed September 24, 1993).
        14.2         -- 403(b)(7) Custodial Account incorporated herein by reference (Exhibit
                        14.2 to Form N-1A of Van Kampen American Capital Reserve Fund,
                        Registration No. 2-50870, Post-Effective Amendment No. 30, filed
                        September 24, 1992).
        14.3         -- ORP 403(b)(7) Custodial Account incorporated herein by reference
                        (Exhibit 14.3 to Form N-1A of Van Kampen American Capital Reserve
                        Fund, Registration No. 2-50870, Post-Effective Amendment No. 30,
                        filed September 24, 1992).
        14.4         -- Retirement Plans for the Small Business -- Forms Package and Plan
                        Documents incorporated herein by reference (Exhibit 14.4 to Form N-1A of Van Kampen American Capital Government Securities Fund,
                        Registration No. 2-90482, filed February 24, 1994).
        14.5         -- Prototype Profit Sharing/Money Purchase Plan and Trust incorporated herein by reference (Exhibit 14.5 to Form N-1A of Registrant's
                        Registration No. 2-21657, Post-Effective Amendment No. 61, filed
                        March 26, 1991).
        14.6         -- Prototype 401(k) Plan and Trust incorporated herein by reference
                        (Exhibit 14.6 to Form N-1A of Registrant's Registration No. 2-21657,
                        Post-Effective Amendment No. 61, filed March 26, 1991).
        14.7         -- Salary Reduction Simplified Employee Pension Plan incorporated herein by reference (Exhibit 14.7 to Form N-1A of Van Kampen American
                        Capital World Portfolio Series Trust, Registration No. 33-37879, Post
                        Effective Amendment No. 9, filed September 24, 1993).
        14.8         -- Simplified Employee Pension Plan Brochure with Application incorporated herein by reference (Exhibit 14.8 to Form N-1A of
                        Registrant's Registration No. 2-21657, Post Effective Amendment No.
                        69, filed March 24, 1994).
        15.1         -- Class A Shares Distribution Plan.
        15.2         -- Class B Shares Distribution Plan.
        15.3         -- Class C Shares Distribution Plan.
        15.4         -- Form of Servicing Agreement incorporated herein by reference (Exhibit
                        15.4 to Form N-1A of Registrant's Registration No. 2-21657,
                        Post-Effective Amendment No. 72, filed July 14, 1995).
        15.5         -- Form of Servicing Agreement for bank and bank affiliated broker/dealers incorporated herein by reference (Exhibit 15.5 to Form
                        N-1A of Registrant's Registration No. 2-21657, Post-Effective
                        Amendment No. 72, filed July 14, 1995).
        16           -- Computation Measure for Performance Information.
        17.1         -- List of Certain Investment Companies in Response to Item 29(a).
        17.2         -- List of Officers and Directors of Van Kampen American Capital
                        Distributors, Inc. in Response to Item 29(b).
        18           -- Multiple Class Plan.
        19           -- Powers of Attorney incorporated herein by reference (Exhibit 19 to
                        Form N-1A of Registrant's Registration No. 2-21657, Post-Effective
                        Amendment No. 72, filed July 14, 1995).
        27           -- Financial Data Schedules.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                              AS OF MARCH 22, 1996



                                                          NUMBER OF RECORD HOLDERS
                                                       -------------------------------
                         TITLE OF CLASS                CLASS A     CLASS B     CLASS C
            -----------------------------------------  -------     -------     -------
            Share of Beneficial Interest, $0.01 par     46,801      13,085      1,855
              value


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17.1 incorporated by reference herein.


     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17.2. Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



ITEM 31. MANAGEMENT SERVICES.


     There are no management related services contracts not discussed in Part A or Part B.

ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 28th day of March, 1996.


                                      VAN KAMPEN AMERICAN CAPITAL GROWTH AND
                                      INCOME FUND


                                      By:       /s/  RONALD A. NYBERG


                                         ---------------------------------------

                                          Ronald A. Nyberg, Vice President and
                                                        Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on March 28, 1996 by the following persons in the capacities indicated:



                 SIGNATURES                                TITLE
---------------------------------------------   ----------------------------
Principal Executive Officer:
             /s/  DON G. POWELL*                President and Trustee
---------------------------------------------
                Don G. Powell
Principal Financial Officer:
           /s/  EDWARD C. WOOD III              Vice President and Chief
---------------------------------------------     Financial Officer
             Edward C. Wood III
Trustees:
           /s/  J. MILES BRANAGAN*              Trustee
---------------------------------------------
              J. Miles Branagan
                                                Trustee
---------------------------------------------
             Linda Hutton Heagy
             /s/  ROGER HILSMAN*                Trustee
---------------------------------------------
                Roger Hilsman
           /s/  R. CRAIG KENNEDY*               Trustee
---------------------------------------------
              R. Craig Kennedy
          /s/  DENNIS J. MCDONNELL*             Trustee
---------------------------------------------
             Dennis J. McDonnell
           /s/  DONALD C. MILLER*               Trustee
---------------------------------------------
              Donald C. Miller
            /s/  JACK E. NELSON*                Trustee
---------------------------------------------
               Jack E. Nelson
          /s/  JEROME L. ROBINSON*              Trustee
---------------------------------------------
             Jerome L. Robinson
            /s/  FERNANDO SISTO*                Trustee
---------------------------------------------
               Fernando Sisto
            /s/  WAYNE W. WHALEN*               Trustee
---------------------------------------------
               Wayne W. Whalen
          /s/  WILLIAM S. WOODSIDE*             Trustee
---------------------------------------------
             William S. Woodside
------------
* Signed by Ronald A. Nyberg pursuant to a power of attorney.
            /s/  RONALD A. NYBERG
---------------------------------------------
              Ronald A. Nyberg
              Attorney-in-Fact

               VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND



               INDEX TO EXHIBITS TO AMENDMENT NO. 73 TO FORM N-1A


             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


                               ON MARCH 29, 1996



      EXHIBIT
        NO.                                   DESCRIPTION OF EXHIBIT
-------------------- ------------------------------------------------------------------------
         1.1         -- First Amended and Restated Agreement and Declaration of Trust.
         1.2         -- Certificate of Amendment.
         1.3         -- Certificate of Designation.
         2           -- Amended and Restated Bylaws.
         4.1         -- Specimen Class A Share Certificate.
         4.2         -- Specimen Class B Share Certificate.
         4.3         -- Specimen Class C Share Certificate.
         5           -- Investment Advisory Agreement.
         6.1         -- Underwriting Agreement.
         8.2         -- Transfer Agency and Service Agreement.
        11.1         -- Consent of Independent Accountants.
        15.1         -- Class A Shares Distribution Plan.
        15.2         -- Class B Shares Distribution Plan.
        15.3         -- Class C Shares Distribution Plan.
        16           -- Computation Measure for Performance Information.
        17.1         -- List of Certain Investment Companies in Response to Item 29(a).
        17.2         -- List of Officers and Directors of Van Kampen American Capital
                        Distributors, Inc. in Response to Item 29(b).
        18           -- Multiple Class Plan.
        27           -- Financial Data Schedules.